EXHIBIT 10.8 FORM OF REORGANIZATION AND DISTRIBUTION AGREEMENT BETWEEN GETTY PETROLEUM CORP. (NOW KNOWN AS GETTY PROPERTIES CORP.) AND GETTY PETROLEUM MARKETING INC. DATED AS OF FEBRUARY 1, 1997.

REORGANIZATION AND
DISTRIBUTION AGREEMENT

between

GETTY PETROLEUM CORP.

and

GETTY PETROLEUM MARKETING INC.

dated as of

February 1, 1997

i

SCHEDULE OF EXHIBITS

Exhibit A:	Getty Pro Forma Balance Sheet

Exhibit B:	Marketing Bylaws - See Exhibit 3.4 to Form 10/A

Exhibit C:	Marketing Restated Articles of Incorporation - See Exhibit 3.2 to Form 10/A

Exhibit D:	Marketing Pro Forma Balance Sheet

Exhibit E:	Master Lease between Marketing and Getty - See Exhibit 10.2 to Form 10/A

Exhibit F:	Office Space License between Getty and Marketing

Exhibit G:	Services Agreement between Marketing and Getty - See Exhibit 10.4 to Form 10/A

Exhibit H:	Tax Sharing Agreement between Marketing and Getty - See Exhibit 10.3 to Form 10/A

Exhibit I:	Trademark License Agreement between Marketing and Getty - See Exhibit 10.5 to Form 10/A

LIST OF SCHEDULES

Schedule 1.01(a)	Environmental Liabilities

Schedule 1.01(b)	Upgrades

Schedule 1.01(c)	Marketing Equipment

Schedule 1.01(d)	Shared Policies

Schedule 2.06	Conveyance and Assumption Instruments

Schedule 4.01	Consents

___________________, 1997

REORGANIZATION AND DISTRIBUTION AGREEMENT

          This REORGANIZATION AND DISTRIBUTION AGREEMENT (this “Agreement”) is made this 1st day of February, 1997 between Getty Petroleum Corp., a Delaware corporation (“Getty”), and Getty Petroleum Marketing Inc. a Maryland corporation and a wholly-owned subsidiary of Getty (“Marketing”).

RECITALS

          WHEREAS, Getty, directly and through subsidiaries, (i) acquires, develops, leases and disposes of real estate (the “Real Estate Business”), purchases, stores, transports and sells home heating oil to residential and commercial customers in Pennsylvania and Maryland (the “Aero Home Heating Oil Business”), and (ii) purchases, stores, markets and distributes gasoline and diesel fuel in 12 Northeastern and Middle Atlantic States and purchases, stores, transports and sells home heating oil to residential and commercial customers in the New York Mid-Hudson Valley (which businesses described in this clause (ii) are more specifically defined herein as the “Marketing Business”);

          WHEREAS, the Board of Directors of Getty has determined that it is in the best interests of Getty to separate the Aero Home Heating Oil Business and the Real Estate Business on the one hand, and the Marketing Business on the other hand, and, in order to effect such separation, to transfer to Marketing the stock of certain Getty subsidiaries principally engaged in the Marketing Business and certain other assets relating principally to the Marketing Business (collectively, the “Asset Transfers”), and thereafter to distribute all of the outstanding shares of common stock, par value $.01 per share, of Marketing to the holders of Getty common stock (the “Distribution”);

          WHEREAS, Getty has effected (i) certain preliminary transfers and corporate restructurings and (ii) the elimination of all intercompany and intracompany receivables, payables and loans between entities that will be part of Getty and its subsidiaries after the Distribution and entities that will be part of Marketing and its subsidiaries after the Distribution, which transactions are not contingent upon consummation of the Distribution and will not be undone if the Distribution does not occur; and

          WHEREAS, in connection with the Distribution, Getty and Marketing have determined that it is necessary and desirable to set forth the principal corporate transactions required to effect the Asset Transfers and the Distribution, and to set forth the agreements that will govern certain matters following the Distribution.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

          Section 1.01 General. As used in this Agreement, the following terms shall have the following meanings:

          Action: Any action, claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

          Aero: Aero Oil Company, a Pennsylvania corporation.

          Affiliate: With respect to any specified Person, means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing. Notwithstanding the foregoing, (i) the Affiliates of Getty shall not include Marketing, the Marketing Subsidiaries or any other Person that would be an Affiliate of Getty by reason of Getty’s ownership of the capital stock of Marketing prior to the Distribution or the fact that any officer or director of Marketing or any of the Marketing Subsidiaries shall also serve as an officer or director of Getty or any of the Retained Subsidiaries, and (ii) the Affiliates of Marketing shall not include Getty, the Retained Subsidiaries or any other Person that would be an Affiliate of Marketing by reason of Getty’s ownership of the capital stock of Marketing prior to the Distribution or the fact that any officer or director of Marketing or any of the Marketing Subsidiaries shall also serve as an officer or director of Getty or any of the Retained Subsidiaries.

          Agent: The distribution agent appointed by Getty to distribute the Marketing Common Stock pursuant to the Distribution.

          Claims Administration: The processing of pre-Distribution claims made under the Policies (including Self Insurance Programs), including the reporting of claims to the insurance carrier, management and defense of claims and providing for appropriate releases upon settlement of claims.

          Code: The Internal Revenue Code of 1986, as amended.

          Commission: The Securities and Exchange Commission.

          Conveyancing and Assumption Instruments: Collectively, the various agreements, instruments and other documents to be entered into to effect the Asset Transfers and the assumption of Liabilities in the manner contemplated by this Agreement and the Related Agreements.

          Distribution Date: The date determined by the Getty Board as the date on which the Distribution shall be effected.

          Distribution Record Date: The date established by the Getty Board as the date for taking a record of the Holders of Getty Common Stock entitled to participate in the Distribution.

          Employee Stock Ownership Plan: The Employee Stock Ownership Plan of Getty Petroleum Marketing Inc.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Financing Obligations: All (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, notes, debentures or similar instruments, (iii) obligations under capitalized leases and deferred purchase arrangements, (iv) reimbursement or other obligations relating to letters of credit or similar arrangements, and (v) obligations to guarantee, directly or indirectly, any of the foregoing types of obligations on behalf of others.

          Gasway: Gasway, Inc., a New York corporation.

          Getty Board: The Board of Directors of Getty.

          Getty Books and Records: The books and records (including computerized records, ledgers, files and software) of Getty and the Retained Subsidiaries and all books and records owned by Getty and its Subsidiaries which relate to the Retained Business, are necessary to operate the Retained Business, or are required by law to be retained by Getty, including, without limitation, all such books and records relating to Retained Employees, all files relating to any Action pertaining to the Retained Liabilities, original corporate minute books, stock ledgers and certificates and corporate seals, and all licenses, leases, agreements and filings, relating to Getty, the Retained Subsidiaries or the Retained Business (but not including the Marketing Books and Records, provided that Getty shall have access to, and shall have the right to obtain duplicate copies of, the Marketing Books and Records in accordance with the provisions of Article VII).

          Getty Common Stock: The common stock, par value $0.10 per share, of Getty.

          Getty Group: Getty and the Retained Subsidiaries, collectively.

          Getty Pro Forma Balance Sheet: The Pro Forma Consolidated Balance Sheet for Getty, after giving effect to the Distribution, as of October 31, 1996 attached hereto as Exhibit A.

          Highspire Assets: All tangible and intangible personal property and equipment that Aero owns or to which it has rights and that is located at or used in connection with the operation of the property is known as the Highspire Terminal.

          Holders: The holders of record of Getty Common Stock as of the Distribution Record Date.

          HSR Act: The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          Indemnified Environmental Liabilities: All Liabilities relating to (i) the pre-closing environmental liabilities and obligations set forth on Schedule 1.01(a) hereto, (ii) all future upgrades set forth on Schedule 1.01(b) hereto necessary to cause USTs to conform to the 1998 federal standards for USTs, and (iii) all environmental liabilities and obligations arising out of discharges with respect to the properties containing USTs that have not been upgraded to conform to the 1998 federal standards for USTs, that are discovered prior to the date such USTs are upgraded to meet the 1998 federal standards.

          Insurance Administration: With respect to each Policy, the accounting for premiums, retrospectively rated premiums, defense costs, adjuster’s fees, indemnity payments, deductibles and retentions as appropriate under the terms and conditions of such Policy; and the reporting to excess insurance carriers of any losses or claims in accordance with Policy provisions, and the distribution of Insurance Proceeds as contemplated by this Agreement.

          Insurance Proceeds: Those moneys (i) received by an insured from an insurance carrier or (ii) paid by an insurance carrier on behalf of an insured, in either case net of any applicable premium adjustment, retrospectively-rated premium, deductible, retention, cost or reserve paid or held by or for the benefit of such insured.

          Insured Claims: Those Liabilities that, individually or in the aggregate, are covered within the terms and conditions of any of the Policies, whether or not subject to deductibles, co-insurance, uncollectability or retrospectively rated premium adjustments, but only to the extent that such Liabilities are within applicable Policy limits, including aggregates.

          IRS: The Internal Revenue Service.

          KOSCO: Kingston Oil Supply Corp., a New York corporation.

          Liabilities: Any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

          Marketing Adjustment Amount: The difference between the Marketing Initial Target Net Working Capital and the Marketing Initial Net Working Capital.

          Marketing Balance Sheet: The Consolidated Balance Sheet for Marketing as of October 31, 1996 attached hereto as Exhibit D.

          Marketing Board: The Board of Directors of Marketing.

          Marketing Books and Records: The books and records (including computerized records, ledgers, files and software) of Marketing and the Marketing Subsidiaries and all books and records owned by Getty and its Subsidiaries that relate to the Marketing Business or are necessary to operate the Marketing Business including, without limitation, all such books and records relating to Marketing Employees, all files relating to any Action being assumed by Marketing as part of the Marketing Liabilities, original corporate minute books, stock ledgers and certificates and corporate seals, and all licenses, leases, agreements and filings relating to Marketing, the Marketing Subsidiaries or the Marketing Business (but not including the Getty Books and Records, provided that Marketing shall have access to, and have the right to obtain duplicate copies of, the Getty Books and Records in accordance with the provisions of Article VII).

          Marketing Business: The businesses conducted by Marketing and the Marketing Subsidiaries and the businesses conducted pursuant to or utilizing the Marketing Assets, including without limitation (i) the purchase, storage, distribution, marketing and sale of gasoline and diesel fuel and other related products at wholesale and through terminals and a retail service station network and (ii) the purchase, storage, transportation and sale of home heating oil to residential and commercial customers in the New York Mid-Hudson Valley.

          Marketing Bylaws: The Bylaws of Marketing, substantially in the form of Exhibit B, to be in effect at the Distribution Date.

          Marketing Charter: The Articles of Incorporation of Marketing, substantially in the form of Exhibit C, to be in effect at the Distribution Date.

          Marketing Common Stock: The common stock, par value $.01 per share, of Marketing.

          Marketing Employees: The persons employed by the Marketing Group on the Distribution Date, all of whom (except those employed pursuant to union contracts or to agreements providing for continued employment upon a change in control of Getty) are at will employees.

          Marketing Equipment: Certain equipment of Getty relating to the storage, distribution and marketing of motor fuel, including the tanks (other than the Retained USTs), racks, signs, motor fuel pumps, canopies and associated equipment described on Schedule 1.01(c) hereto.

          Marketing Group: Marketing and the Marketing Subsidiaries, collectively.

          Marketing Initial Cash Balance: The amount of cash sufficient to cause Marketing Initial Net Working Capital to equal Marketing Initial Target Net Working Capital.

          Marketing Initial Net Working Capital: The excess of the book value of the current assets of the Marketing Group over the book value of the current liabilities of the

Marketing Group as of the Distribution Date, as determined in accordance with Section 2.06(b) hereof.

          Marketing Initial Target Net Working Capital: $1,100,000.

          Marketing Liabilities: (i) All of the Liabilities of the Marketing Group under, or to be retained or assumed by Marketing or any of the Marketing Subsidiaries pursuant to, this Agreement or any of the Related Agreements, (ii) all Liabilities for payment of outstanding drafts of Getty attributable to the Marketing Business existing as of the Distribution Date, and (iii) all other Liabilities arising out of or in connection with any of the Marketing Assets or the Marketing Business, determined on a basis consistent with the determination of the Liabilities of Marketing included on the Marketing Balance Sheet (but excluding (i) all Indemnified Environmental Liabilities and (ii) any Financing Obligations of Getty or any of the Retained Subsidiaries, except to the extent otherwise set forth above or reflected in the Marketing Balance Sheet).

          Marketing Policies: All Policies, current or past, which are owned or maintained by or on behalf of Getty or any of its Affiliates or predecessors, that relate to the Marketing Business but do not relate to the Retained Business, and which Policies are either maintained by the Marketing Group or assignable to the Marketing Group.

          Marketing Security Deposits: Any claim to or right in (i) monies deposited with third parties to secure the performance of any obligation of Getty, Marketing or any of their subsidiaries incurred in connection with the Marketing Business or any Marketing Asset and (ii) monies deposited with Getty by motor fuel station operators or dealers.

          Marketing Subsidiaries: The Transferred Subsidiaries and all Subsidiaries of Marketing or the Transferred Subsidiaries at the time of the Distribution.

          Master Lease: The Master Lease between Marketing and Getty, which agreement shall be entered into on or before the Distribution Date in substantially the form of Exhibit E hereto.

          NYSE: The New York Stock Exchange, Inc.

          Office Space License: The Office Space License between Marketing and Getty, which agreement shall be entered into on or prior to the Distribution Date in substantially the form of Exhibit F hereto.

          Person: Any individual, corporation, partnership, association, trust, estate or other entity or organization, including any governmental entity or authority.

          Petro: PT Petro Corp., a New York corporation.

          Policies: Insurance policies and insurance contracts of any kind (each a “Policy”) relating to the Marketing Business or the Retained Business as conducted prior to the Distribution Date, including without limitation primary and excess policies, comprehensive general liability policies, and automobile and workers’ compensation insurance policies, together with the rights, benefits and privileges thereunder.

          Privileged Information: All Information as to which Getty, Marketing or any of their Subsidiaries are entitled to assert the protection of a Privilege.

          Privileges: All privileges that may be asserted under applicable law including, without limitation, privileges arising under or relating to the attorney-client relationship (including but not limited to the attorney-client and work product privileges), the accountant-client privilege, and privileges relating to internal evaluative processes.

          Related Agreements: All of the agreements, instruments, understandings, assignments or other arrangements which are entered into in connection with the transactions contemplated hereby and which are set forth in a writing, including, without limitation, the Conveyancing and Assumption Instruments, the Master Lease, the Tax Sharing Agreement, the Trademark License Agreement, the Services Agreement and the Office Space License.

          Retained Assets: The assets of Getty other than the Marketing Assets, including without limitation (i) the capital stock of the Retained Subsidiaries, (ii) assets relating to the Retained Business, determined on a basis consistent with the determination of assets included on the Getty Pro Forma Balance Sheet, (iii) all of the assets expressly allocated to Getty or any of the Retained Subsidiaries under this Agreement or the Related Agreements, and (iv) any other assets of Getty and its Affiliates relating to the Retained Business.

          Retained Business: The businesses conducted by Getty and its Affiliates other than the Marketing Business, including without limitation the Aero Home Heating Oil Business and the Real Estate Business.

          Retained Employees: The persons employed by the Getty Group on the Distribution Date, all of whom (except those employed pursuant to union contracts or to agreements providing for continued employment upon a change in control of Getty) are at will employees.

          Retained Liabilities: (i) All of the Liabilities arising out of or in connection with the Retained Assets or the Retained Business determined on a basis consistent with the determination of the Liabilities of Getty included on the Getty Pro Forma Consolidated Balance Sheet, (ii) all of the Liabilities of Getty under, or to be retained or assumed by

Getty or any of the Retained Subsidiaries pursuant to, this Agreement or any of the Related Agreements, (iii) any Financing Obligations not constituting Marketing Liabilities, (iv) any Liabilities arising out of the settlement of lawsuits relating to the Distribution (other than those Liabilities that constitute Marketing Liabilities), (v) all Liabilities for the payment of outstanding drafts of Getty attributable to the Retained Business existing as of the Distribution Date, (vi) all Indemnified Environmental Liabilities, and (vii) all other Liabilities of Getty not constituting Marketing Liabilities.

          Retained Policies: All Policies, current or past, that are owned or maintained by or on behalf of any member of the Getty Group (or any of its predecessors) which relate to the Retained Business but do not relate to the Marketing Business.

          Retained Subsidiaries: All Subsidiaries of Getty, except Marketing and the Marketing Subsidiaries.

          Retained USTs: The USTs that, pursuant to Section 7.6 of the Master Lease, are retained by Getty after the Distribution Date.

          Securities Act: The Securities Act of 1933, as amended.

          Services Agreement: The Services Agreement, which shall be entered into between Getty and Marketing on or prior to the Distribution Date in substantially the form attached hereto as Exhibit G.

          Shared Policies: All Policies, current or past, that are owned or maintained by or on behalf of Getty or any of its Subsidiaries or their respective predecessors that relate to both the Retained Business and the Marketing Business, and all other Policies not constituting Marketing Policies or Retained Policies, as specified on Schedule 1.01(d) hereto.

          Subsidiary: With respect to any Person, (a) any corporation of which at least a majority in interest of the outstanding voting stock (having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries, or (b) any non-corporate entity in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has at least majority ownership interest.

          Tax Ruling: The private letter ruling issued by the Internal Revenue Service on September 11, 1996, with respect to certain tax matters relating to the Distribution.

          Tax Sharing Agreement: The Tax Sharing Agreement between Marketing and Getty, which agreement shall be entered into on or prior to the Distribution Date in substantially the form of Exhibit H attached hereto.

          Terminals: Getty Terminals Corp., a New York corporation.

          Trademark License Agreement: The Trademark License Agreement between Getty and Marketing, pursuant to which Getty will license certain intellectual property rights to Marketing, which agreement shall be entered into on or prior to the Distribution Date in substantially the form of Exhibit I attached hereto.

          Transferred Subsidiaries: Terminals, KOSCO, Gasway and Petro.

          Transferred Subsidiary Stock: All of the issued and outstanding capital stock of the Transferred Subsidiaries.

          UST: An underground storage tank including related piping, underground pumps, wiring and monitoring devices.

          Section 1.02 Terms Defined Elsewhere in Agreement.

          Each of the following terms is defined in the Section set forth opposite such term:

Term	Section

Aero Home Heating Oil Business	Recitals
Asset Transfers	Recitals
Consents	4.01
Corporate Expenses	2.06
Current Assets	2.06
Current Liabilities	2.06
Distribution	Recitals
Excess Revolving Credit Facilities Balance	2.06
Form 10 Registration Statement	4.01
Getty	Recitals
Indemnifiable Loss	5.01
Indemnifying Party	5.03
Indemnitee	5.03
Information	7.02
Marketing	Recitals
Marketing Assets	2.02
Marketing Indemnitees	5.01
Marketing Self Insurance Liabilities	8.06
Real Estate Business	Recitals
Retained Self Insurance Liabilities	8.06
Third-Party Claim	5.04
Working Capital Accounts	2.06
Working Capital Balance	2.06

ARTICLE II

TRANSFER OF ASSETS

          Section 2.01 Merger of Aero into Getty. Prior to the Distribution Date, Getty shall take or cause to be taken all actions necessary to cause Aero to (i) TRANSFER CERTAIN OF ITS ASSETS TO CERTAIN SUBSIDIARIES AND (ii) MERGE INTO GETTY. PRIOR TO THE MERGER OF AERO INTO GETTY, GETTY SHALL TAKE OR CAUSE TO BE TAKEN ALL ACTIONS NECESSARY TO CAUSE THE TRANSFER, ASSIGNMENT, DELIVERY, AND CONVEYANCE TO MARKETING OR THE MARKETING SUBSIDIARIES OF ALL OF AERO’S RIGHT, TITLE AND INTEREST IN THE MARKETING ASSETS, INCLUDING WITHOUT LIMITATION THE HIGHSPIRE ASSETS, AND MARKETING SHALL TAKE OR CAUSE TO BE TAKEN ALL ACTIONS NECESSARY TO CAUSE THE ASSUMPTION BY MARKETING OR THE MARKETING SUBSIDIARIES OF THE MARKETING LIABILITIES.

          Section 2.02 Transfer of Assets to Marketing. Prior to the Distribution Date, Getty shall take or cause to be taken all actions necessary to cause the transfer, assignment, delivery and conveyance to Marketing or the Marketing Subsidiaries of all of Getty’s and its Subsidiaries’ right, title and interest in the Marketing Assets, and Marketing shall take or cause to be taken all actions necessary to cause the assumption by Marketing or the Marketing Subsidiaries of the Marketing Liabilities. The “Marketing Assets” shall consist of the following assets:

(i)	the Transferred Subsidiary Stock;

(ii)	the Marketing Security Deposits;

(iii)	the Marketing Books and Records;

(iv)	the Marketing Equipment;

(v)	all licenses and permits relating to the Marketing Business, to the extent such licenses and permits are transferable;

(vi)	all of the other assets to be assigned to Marketing under this Agreement or the Related Agreements; and

(vii)

all other assets (including, without limitation, all accounts receivable, deferred income taxes, prepaid expenses, reserves and other current assets) relating to the Marketing Business, determined on a basis consistent with the determination of the assets included on the Marketing Balance Sheet.

          Section 2.03 Transfers Not Effected Prior to the Distribution. To the extent that any transfers contemplated by this Article II shall not have been fully effected on the Distribution Date, the parties shall cooperate to effect such transfers as promptly as shall be practicable following the Distribution Date. Nothing herein shall be deemed to require the transfer of any assets or the assumption of any Liabilities that by their terms or operation of law cannot be transferred or assumed; provided, however, that Getty and Marketing and their respective Subsidiaries and Affiliates shall cooperate in seeking to obtain any necessary consents or approvals for the transfer of all assets and Liabilities contemplated to be transferred pursuant to this Article II. In the event that any such transfer of assets or Liabilities has not been consummated as of the Distribution Date, the party retaining such asset or Liability shall thereafter hold such asset in trust for the use and benefit of the party entitled thereto (at the expense of the party entitled thereto) and retain such Liability for the account of the party by whom such Liability is to be assumed pursuant hereto, and take such other actions as may be reasonably required in order to place the parties, insofar as reasonably possible, in the same position as would have existed had such asset been transferred or such Liability been assumed as contemplated hereby. As and when any such asset or Liability becomes transferable, such transfer and assumption shall be effected forthwith. The parties agree that, except as described in this section below, as of the Distribution Date, each party hereto shall be deemed to have acquired complete and sole beneficial ownership over all of the assets, together with all rights, powers and privileges incidental thereto, and shall be deemed to have assumed in accordance with the terms of this Agreement all of the Liabilities, and all duties, obligations and responsibilities incidental thereto, which such party is entitled to acquire or required to assume pursuant to the terms of this Agreement.

          Section 2.04 Cooperation Regarding Assets. In the case that at any time after the Distribution Date, Marketing reasonably determines that any of the Retained Assets are essential for the conduct of the Marketing Business, or Getty reasonably determines that any of the Marketing Assets are essential for the conduct of the Retained Business, and the nature of such assets makes it impracticable for Marketing or Getty, as the case may be, to obtain substitute assets or to make alternative arrangements on commercially reasonable terms to conduct their respective businesses, and reasonable provisions for the use thereof are not already included in the Related Agreements, then Marketing (with respect to the Marketing Assets) and Getty (with respect to the Retained Assets) shall cooperate to make such assets available to the other party on commercially reasonable terms, as may be reasonably required for such party to maintain normal business operations (provided that such assets shall be required to be made available only until such time as the other party may reasonably obtain substitute assets or make alternative arrangements on commercially reasonable terms to permit it to maintain normal business operations).

          Section 2.05 No Representations or Warranties; Consents. Each of the parties hereto understands and agrees that no party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, representing or warranting in any way (i) as to the value or freedom from encumbrance of, or any other matter concerning, any assets of such party or (ii) as to the legal sufficiency to convey title to any asset transferred pursuant to this Agreement or any Related Agreement, including, without limitation, any Conveyancing or Assumption Instruments. It is also agreed and understood that there are no warranties, express or implied, as to the merchantability or fitness of any of the assets either transferred to or retained by the parties, as the case may be, and all such assets shall be “as is, where is” and “with all faults” (provided, however, that the absence of warranties shall have no effect upon the allocation of Liabilities under this Agreement). Similarly, each party hereto understands and agrees that no party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, representing or warranting in any way that the obtaining of any consents or approvals, the execution and delivery of any amendatory agreements and the making of any filings or applications contemplated by this Agreement will satisfy the provisions of any or all applicable laws or judgments or other instruments or agreements relating to such assets. Notwithstanding the foregoing, the parties shall use their good faith efforts to obtain all consents and approvals, to enter into all reasonable amendatory agreements and to make all filings and applications which may be reasonably required for the consummation of the transactions contemplated by this Agreement, and shall take all such further reasonable actions as shall be reasonably necessary to preserve for each of the Marketing Group and the Getty Group, to the greatest extent feasible, the economic and operational benefits of the allocation of assets and Liabilities provided for in this Agreement. In case at any time after the Distribution Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary or desirable action.

           Section 2.06 Conveyancing and Assumption Instruments. In connection with the Asset Transfers and the assumptions of Liabilities contemplated by this Agreement, the parties shall execute or cause to be executed by the appropriate entities the Conveyancing and Assumption Instruments in such forms as the parties shall reasonably agree, including the assignment of franchise rights and the assignment and assumption of existing agreements as set forth in Schedule 2.06 hereto. The transfer of capital stock shall be effected by means of delivery of stock certificates and executed stock powers and notation on the stock record books of the corporation or other legal entities involved and, to the extent required by applicable law, by notation on public registries.

          (a) Cash Allocation on the Distribution Date. No cash shall be transferred on the Distribution Date. In the event the actual cash balances of Marketing and its Subsidiaries as of the Distribution are less than the Marketing Initial Cash Balance, the amount of the deficiency shall be recorded in the accounts of Marketing as of the Distribution Date as a payable from Getty to Marketing (which payable will be paid as promptly as practicable after the determination of such amount pursuant to Section 2.06(b)) and in the event the actual Cash balances of Marketing and its Subsidiaries as of the Distribution Date exceeds the Marketing Initial Cash Balance, the amount of such excess shall be recorded in the accounts of Getty and Marketing as of the Distribution Date as a payable from Marketing to Getty (which payable will be paid as promptly as practicable following the determination of such amount pursuant to Section 2.06(b)).

          (b) Post-Distribution Adjustment. Within [30] days of the Distribution Date, Marketing shall prepare a combining balance sheet of the Marketing Group showing the Marketing Initial Net Working Capital and the Marketing Adjustment Amount. If the

Marketing Adjustment Amount exceeds zero, Getty shall promptly pay to Marketing such Marketing Adjustment Amount. If the Marketing Adjustment Amount is less than zero, Marketing shall promptly pay to Getty such Marketing Adjustment Amount.

          (c) Cash Management After the Distribution Date. Marketing shall separate from Getty, and establish and maintain a cash management system and accounting records with respect to the Marketing Business effective as of 12:01 a.m. on the day following the Distribution Date; thereafter, (i) any payments by Getty or its Retained Subsidiaries on behalf of Marketing or the Marketing Subsidiaries in connection with the Marketing Business shall be recorded in the accounts of the Marketing Group as a payable from the Marketing Group to the Getty Group; (ii) any payments by Marketing or the Marketing Subsidiaries on behalf of Getty or its Retained Subsidiaries in connection with the Retained Business shall be recorded in the accounts of the Getty Group as a payable from the Getty Group to the Marketing Group; (iii) any cash payments received by Getty and the Retained Subsidiaries relating to the Marketing Business or the Marketing Assets shall be recorded in the accounts of the Getty Group as a payable from the Getty Group to the Marketing Group; (iv) any cash payments received by Marketing or the Marketing Subsidiaries relating to the Retained Business or the Retained Assets shall be recorded in the accounts of the Marketing Group as a payable from the Marketing Group to the Getty Group; (v) Marketing and Getty shall make adjustments for late deposits, checks returned for not sufficient funds and other post-Distribution Date transactions as shall be reasonable under the circumstances consistent with the purpose and intent of this Agreement; and (vi) the net balance due to the Getty Group or the Marketing Group, as the case may be, in respect of the aggregate amounts of clauses (i), (ii), (iii), (iv) and (v) shall be paid by Marketing or

Getty, as appropriate, as promptly as practicable. For purposes of this Section 2.06(c), the parties contemplate that the Retained Business and the Marketing Business, including but not limited to the administration of accounts payable and accounts receivable, will be conducted in the normal course.

           (d) Audit and Disputes. All transactions contemplated in this Section 2.06 shall be subject to audit by the parties, and any dispute thereunder shall be resolved by an independent firm of certified public accounts mutually acceptable to Getty and Marketing, whose decision shall be final and unappealable.

ARTICLE III

ASSUMPTION AND SATISFACTION OF LIABILITIES

          Section 3.01 Assumption and Satisfaction of Liabilities. Except as set forth in the Tax Sharing Agreement, the Master Lease or other Related Agreements, effective as of and after the Distribution Date, (a) Marketing shall, and/or shall cause the Marketing Subsidiaries to, assume, pay, perform, and discharge in due course all of the Marketing Liabilities and (b) Getty shall, and/or shall cause the Retained Subsidiaries to, pay, perform and discharge in due course all of the Retained Liabilities.

ARTICLE IV

THE DISTRIBUTION

          Section 4.01 Cooperation Prior to the Distribution.

           (a) Getty and Marketing have prepared, and Marketing has filed with the Commission, a Form 10 registration statement with respect to the registration under the Exchange Act of the Marketing Common Stock (the “Form 10 Registration Statement”).

           (b) Getty and Marketing shall cooperate in preparing, filing with the

Commission and causing to become effective any registration statements or amendments thereto which are appropriate to reflect the establishment of, or amendments to, the Employee Stock Ownership Plan and any employee benefit plans and other plans contemplated by the Agreement.

           (c) Getty and Marketing shall take all such action as may be necessary or appropriate under the securities or blue sky laws of states or other political subdivisions of the United States in connection with the transactions contemplated by this Agreement and the Related Agreements.

           (d) Getty and Marketing shall prepare, and Marketing shall file and pursue, an application to permit the listing of Marketing Common Stock on the NYSE.

           (e) Getty and Marketing shall make any requisite filings under the HSR Act.

           (f) Getty and Marketing shall use all reasonable efforts to obtain any third-party consents or approvals necessary or desirable in connection with the transactions contemplated hereby, including without limitation the consents or approvals set forth on Schedule 4.01 hereto (“Consents”).

           (g) Getty and Marketing will use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or desirable under applicable law, to consummate the transactions contemplated under this Agreement.

          Section 4.02. Getty Board Action; Conditions Precedent to the Distribution The Getty Board shall, in its discretion, establish the Distribution Record Date and the Distribution Date and any appropriate procedures, including establishing the exchange ratio, in connection with the Distribution. In no event shall the Distribution occur unless the following conditions shall have been satisfied:

          (i) the transactions contemplated by Sections 2.01 and 2.02 shall have been consummated in all material respects;

          (ii) Getty shall have modified its existing stock option plans and/or amended option grants thereunder to insure that the Distribution does not adversely affect the current holders of options under those plans;

          (iii) the Marketing Common Stock shall have been approved for listing on the NYSE, subject to official notice of issuance;

          (iv) the Marketing Board, comprised as contemplated by Section 6.01, shall have been elected by Getty, as sole stockholder of Marketing, and the Marketing Charter and Marketing Bylaws shall have been adopted and shall be in effect;

          (v) the Marketing Board shall have established the Employee Stock Ownership Plan;

          (vi) the Form 10 Registration Statement shall have become effective under the Exchange Act;

          (vii) the Tax Ruling shall have been granted in form and substance satisfactory to the Getty Board, in its sole discretion;

          (viii) a favorable no-action letter shall have been obtained from the Securities and Exchange Commission regarding issuance of Marketing Common Stock and certain other matters;

          (ix) any applicable waiting period under the HSR Act shall have expired (or been earlier terminated);

          (x) Getty and Marketing shall have obtained all Consents and any other consents, the failure of which to obtain would, in the determination of the Getty Board, have a material adverse effect on Getty or Marketing; and

          (xi) Getty and Marketing shall have entered into the Related Agreements; provided, however, that (i) any such condition may be waived by the Getty Board in its sole discretion upon the advice of counsel, and (ii) the satisfaction of such conditions shall not create any obligation on the part of Getty or any other party hereto to effect the Distribution or in any way limit Getty’s power of termination set forth in Section 9.07 or alter the consequences of any such termination from those specified in such Section.

          Section 4.03 The Distribution. On the Distribution Date, subject to the conditions and rights of termination set forth in this Agreement, Getty shall deliver to the Agent a share certificate representing all of the then outstanding shares of Marketing Common Stock owned by Getty and shall instruct the Agent to distribute, on or as soon as practicable following the Distribution Date, such Marketing Common Stock to the Holders. Marketing agrees to provide all share certificates that the Agent shall require in order to effect the Distribution.

ARTICLE V

INDEMNIFICATION

          Section 5.01 Indemnification by Getty. Except as otherwise expressly set forth in a Related Agreement, Getty shall indemnify, defend and hold harmless Marketing and each of the Marketing Subsidiaries, and each of their respective directors, officers, employees, agents and Affiliates and each of the heirs, executors, successors and assigns of any of the foregoing (the “Marketing Indemnitees”) from and against the Retained Liabilities.

          Section 5.02 Indemification by Marketing. Except as otherwise expressly set forth in a Related Agreement, Marketing shall indemnify, defend and hold harmless Getty and each of the Retained Subsidiaries, and each of their directors, officers, employees, agents and Affiliates and each of the heirs, executors, successors and assigns of any of the foregoing (the “Getty Indemnitees”) from and against the Marketing Liabilities.

          Section 5.03. Insurance Proceeds. The amount that any party (an “Indemnifying Party”) is or may be required to pay to any other Person (an “Indemnitee”) pursuant to Section 5.01 or Section 5.02 shall be reduced (including, without limitation, retroactively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnitee in reduction of the related Indemnifiable Loss. If an Indemnitee shall have received the payment required by this Agreement from an Indemnifying Party in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds, or other amounts in respect of such Indemnifiable Loss as specified above, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received.

          Section 5.04 Procedure for Indemnification.

           (a) Except as may be set forth in a Related Agreement, if an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including, without limitation, any governmental entity) who is not a party to this Agreement or to any of the Related Agreements of any claim or of the commencement by any such Person of any Action (a “Third-Party Claim”) with respect to which an Indemnifying Party may be obligated to provide indemnification pursuant to this Agreement, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third-Party Claim; provided, that the failure of any Indemnitee to give notice as required by this Section 5.04 shall not relieve the Indemnifying of its obligations under this Article V, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third-Party Claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the Indemnifiable Loss that has been or may be sustained by such Indemnitee.

           (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party’s own expense and by such Indemnifying Party’s own counsel, any Third-Party Claim, provided that the Indemnifying Party must confirm in writing that it agrees that Indemnitee is entitled to indemnification hereunder in respect of such Third-Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with Section 5.04(a) (or sooner, if the nature of such Third-Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether to assume responsibility for such Third-Party Claim (provided that if the Indemnifying Party does not so notify the Indemnitee of its election within 30 days after receipt of such notice from the Indemnitee, the Indemnifying Party shall be deemed to have elected not to assume responsibility for such Third-Party Claim), and such Indemnitee shall cooperate in the defense or settlement or compromise of such Third-Party Claim. After notice from an Indemnifying Party to an Indemnitee of its election to assume responsibility for a Third-Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this Article V for any legal or other expenses (except expenses approved in advance by the Indemnifying

Party) subsequently incurred by such Indemnitee in connection with the defense thereof; provided, that if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in such Indemnitees’ reasonable judgment a conflict of interest between such Indemnitees and such Indemnifying Party exists in respect of such claim, such Indemnitees shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for a Third-Party Claim (which election may be made only in the event of a good faith dispute that a claim was inappropriately tendered under Section 5.01 or 5.02, as the case may be) such Indemnitee may defend or (subject to the following sentence) seek to compromise or settle such Third-Party Claim. Notwithstanding the foregoing, an Indemnitee may not settle or compromise any claim without prior written notice to Indemnifying Party, which shall have the option within ten days following the receipt of such notice (i) to disapprove the settlement and assume all past and future responsibility for the claim, including reimbursing the Indemnitee for prior expenditures in connection with the claim, or (ii) to disapprove the settlement and continue to refrain from participation in the defense of the claim, in which event the Indemnifying Party shall have no further right to contest the amount or reasonableness of the settlement if the Indemnitee elects to proceed therewith, or (iii) to approve the amount of the settlement, reserving the Indemnifying Party’s right to contest the Indemnitee’s right to indemnity, or (iv) to approve and agree to pay the settlement. In the event the Indemnifying Party makes no response to such written notice from the Indemnitee, the Indemnifying Party shall be deemed to have elected option (ii).

           (c) If an Indemnifying Party chooses to defend or to seek to compromise any Third-Party Claim, the Indemnitee shall make available to such Indemnifying Party any personnel and any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense.

           (d) Notwithstanding anything else in this Section 5.04 to the contrary, an Indemnifying Party shall not settle or compromise any Third-Party Claim unless such settlement or compromise contemplates as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnitee of a written release from all liability in respect of such Third-Party Claim (and provided further that such settlement may not provide for any non-monetary relief by Indemnitee without the written consent of Indemnitee). In the event the Indemnitee shall notify the Indemnifying Party in writing that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third-Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee’s sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third-Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) plus (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept or (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee’s continuing to pursue such Third-Party Claim.

           (e) Any claim on account of an Indemnifiable Loss which does not result from a Third-Party Claim shall be asserted by written notice given by the Indemnitee to the applicable Indemnifying Party. Such Indemnifying Party shall have a period of 15 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such 15-day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment. If such Indemnifying Party does not respond within such 15-day period or rejects such claim in whole or in part, such Indemnitee shall be free to pursue such remedies as may be available to such party under applicable law or under this Agreement.

          (f) In addition to any adjustments required pursuant to Section 5.03, if the amount of any Indemnifiable Loss shall, at any time subsequent to the payment required by this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party.

          (g) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third-Party Claim against any claimant or plaintiff asserting such Third-Party Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

          Section 5.05 Remedies Cumulative. The remedies provided in this Article V shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

          Section 5.06. Survival of Indemnities. The obligations of each of Marketing and Getty under this Article V shall survive the sale or other transfer by it of any assets or businesses or the assignment by it of any Liabilities, with respect to any Indemnifiable Loss of the other related to such assets, businesses or Liabilities.

ARTICLE VI

CERTAIN ADDITIONAL MATTERS

          Section 6.01 Marketing Board. Marketing and Getty shall take all actions which may be required to constitute, effective as of the Distribution Date, the following persons as the directors of Marketing: (i) Ronald E. Hall, Richard E. Montag and Matthew J. Chanin (none of whom shall be officers, directors or owners of more than 5% of the outstanding voting stock of Getty) and (ii) Leo Liebowitz and Milton Safenowitz.

          Section 6.02 Resignations; Getty Board.

          (a) Marketing shall cause all of its directors and Marketing Employees to resign, effective as of the Distribution Date, from all boards of directors or similar governing bodies of Getty or any of its Retained Subsidiaries on which they serve, and from all positions as officers or employees of Getty or any of its Retained Subsidiaries in which they serve, except (i) Leo Liebowitz shall serve as a director, President and Chief Executive Officer of Getty and as a director and Chief Executive Officer of Marketing and as an officer or director of certain of the Marketing Subsidiaries and certain of the Retained Subsidiaries, (ii) Milton Safenowitz shall serve as a director of Marketing and certain of the Marketing Subsidiaries and as a director of Getty and certain of the Retained Subsidiaries and (iii) as set forth in the Services Agreement. Getty shall cause all of its directors and the Retained Employees to resign from all boards of directors or similar governing bodies of Marketing or any of its subsidiaries on which they serve, and from all positions as officers or employees of Marketing or any of its subsidiaries in which they serve, except to the extent specified in the preceding sentence.

          Section 6.03 Charter and Bylaws. On or prior to the Distribution Date, Marketing shall adopt the Marketing Charter and the Marketing Bylaws, and shall file the Marketing Charter with the Secretary of State of the State of Maryland.

          Section 6.04 Employee Stock Ownership Plan. On or prior to the Distribution Date, Marketing shall approve and take all steps necessary to establish the Employee Stock Ownership Plan.

          Section 6.05 Certain Post-Distribution Transactions.

           (a) Marketing. Marketing shall, and shall cause each of the Marketing Subsidiaries to, comply with each representation and statement made, or to be made, to any taxing authority in connection with any ruling obtained, or to be obtained, by Getty Marketing acting together, from any such taxing authority with respect to any transaction contemplated by this Agreement; neither Marketing nor any of the Marketing Subsidiaries shall take or omit any action inconsistent therewith, unless, (i) required to do so by law, (ii) permitted to do so by the prior written consent of Getty, or (iii) pursuant to a favorable supplemental ruling letter reasonably satisfactory to Getty that such act or omission would not adversely affect the tax consequences of the Distribution to Getty or the stockholders of Getty, as set forth in any ruling issued by any taxing authority. Neither Marketing nor any of the Marketing Subsidiaries has a present intention to take or omit any such action.

           (b) Getty. Getty shall, and shall cause each of the Retained Subsidiaries to, comply with each representation and statement made, or to be made, to any taxing authority in connection with any ruling obtained, by Getty and Marketing acting together, from any such taxing authority with respect to any transaction contemplated by this Agreement; neither Getty nor any of the Retained Subsidiaries shall take or omit any action inconsistent therewith, unless, (i) required to do so by law, (ii) permitted to do so by the prior written consent of Marketing, or (iii) pursuant to a favorable supplemental ruling letter reasonably satisfactory to Marketing that such act or omission would not adversely affect the tax consequences of the Distribution to Marketing or the stockholders of Marketing, as set forth in any ruling issued by any taxing authority. Neither Getty nor any of the Retained Subsidiaries has a present intention to take or omit any such action.

          Section 6.06 Corporate Name. Effective as of the Distribution Date, Getty shall change its corporate name to “Getty Realty Corp.,” either by statutory merger or by action of the stockholders. All references to Getty herein shall be references to such corporation both before and after such corporate name change.

ARTICLE VII

ACCESS TO INFORMATION AND SERVICES

          Section 7.01 Provision of Corporate Records.

           (a) Except as may otherwise be provided in a Related Agreement, Getty shall arrange as soon as practicable following the Distribution Date, to the extent not previously delivered in connection with the transactions contemplated in Article II, for the transportation (at Marketing’s cost) to Marketing of the Marketing Books and Records in its possession, except to the extent such items are already in the possession of Marketing or a Marketing Subsidiary. Such Marketing Books and Records shall be the property of

Marketing, but shall be available to Getty for review and duplication until Getty shall notify Marketing in writing that such records are no longer of use to Getty.

           (b) Except as otherwise provided in a Related Agreement, Marketing shall arrange as soon as practicable following the Distribution Date, to the extent not previously delivered in connection with the transactions contemplated in Article II, for the transportation (at Getty’s cost) to Getty of the Getty Books and Records in its possession, except to the extent such items are already in the possession of Getty. The Getty Books and Records shall be the property of Getty, but shall available to Marketing for review and duplication until Marketing shall notify Getty in writing that such records are no longer of use to Marketing.

          Section 7.02 Access to Information. Except as otherwise provided in a Related Agreement, from and after the Distribution Date, Getty shall afford to Marketing and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to persons or firms possessing information) and duplicating rights during normal business hours to all records, books, contracts, instruments, computer data, software and systems and other data and information relating to pre-Distribution operations (collectively, “Information”) within Getty’s possession insofar as such access is reasonably required by Marketing for the conduct of its business, subject to appropriate restrictions for classified or Privileged Information. Similarly, except as otherwise provided in a Related Agreement, Marketing shall afford to Getty and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to persons or firms possessing information) and duplicating rights during normal business hours to Information within Marketing’s possession, insofar as such is reasonably required by

Getty for the conduct of its business, subject to appropriate restrictions for classified or Privileged Information. Information may be requested under this Article VII for the legitimate business purposes of either party, including without limitation, audit, accounting, claims (including claims for indemnification hereunder), litigation and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby.

          Section 7.03 Production of Witnesses. At all times from and after the Distribution Date, each of Marketing and Getty shall use reasonable efforts to make available to the other, upon written request, its and its subsidiaries’ officers, directors, employees and agents as witnesses to the extent that such persons may reasonably be required in connection with any Action.

          Section 7.04 Reimbursement. Except to the extent otherwise contemplated in any Related Agreement, a party providing Information or witness services to the other party under this Article VII shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments of such amounts, relating to supplies, disbursements and other out-of-pocket expenses (at cost) and direct and indirect expenses of employees who are witnesses or otherwise furnish assistance (at cost), as may be reasonably incurred in providing such Information or witness services.

          Section 7.05. Retention of Records. Except as otherwise required by law or agreed to in a Related Agreement or otherwise in writing, each of Getty and Marketing may destroy or otherwise dispose of any of the Information (including information that is material Information and is not contained in other Information retained by Getty or Marketing, as the case may be) at any time after the tenth anniversary of this Agreement, provided that, prior to such destruction or disposal, (a) it shall provide no less than 90 or more than 120 days prior written notice to the other, specifying in reasonable detail the Information proposed to be destroyed or disposed of and (b) if a recipient of such notice shall request in writing prior to the scheduled date for such destruction or disposal that any of the Information proposed to be destroyed or disposed of be delivered to such requesting party, the party proposing the destruction or disposal shall promptly arrange for the delivery of such of the Information as was requested at the expense of the party requesting such Information.

          Section 7.06 Confidentiality. Each of Getty and its Subsidiaries on the one hand, and Marketing and its Subsidiaries on the other hand, shall hold, and shall cause its consultants advisors to hold, in strict confidence, all Information concerning the other in its possession or furnished by the other or the other’s representatives pursuant to this Agreement (except to the extent that such Information has been (i) in the public domain through no fault of such party or (ii) later lawfully acquired from other sources by such party), and each party shall not release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, rating agencies, bankers and other consultants and advisors, unless compelled to disclose by judicial or administrative process or, as reasonably advised by its counsel, by other requirements of law, or unless such Information is reasonably required to be disclosed in connection with (x) any litigation with any third-parties or litigation between the Getty Group and the Marketing Group, (y) any contractual agreement to which the Getty Group or the Marketing Group are currently parties, or (z) in exercise of either parties’ rights hereunder.

          Section 7.07 Privileged Matters. Getty and Marketing recognize that legal and other professional services that have been and will be provided prior to the Distribution

Date have been and will be rendered for the benefit of both the Getty Group and the Marketing Group and that both the Getty Group and the Marketing Group should be deemed to be the client for the of asserting all Privileges. To allocate the interests of each party in the Privileged Information, the parties agree as follows:

          (a) Getty shall be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information which relates solely to the Retained Business, whether or not the Privileged Information is in the possession of or under the control of Getty or Marketing. Getty shall also be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information that relates solely to the subject matter of any claims constituting Retained Liabilities, now pending or which may be asserted in the future, in any lawsuits or other proceedings initiated against or by Getty, whether or not the Privileged Information is in the possession of or under the control of Getty or Marketing.

          (b) Marketing shall be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information which relates solely to the Marketing Business, whether or not the Privileged Information is in the possession of or under the control of Getty or Marketing. Marketing shall also be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Information which relates solely to the subject matter of any claims constituting Marketing Liabilities, now pending or which may be asserted in the future, in any lawsuits or other proceedings initiated against or by Marketing, whether or not the Privileged Information is in the possession of Marketing or under the control of Getty or Marketing.

          (c) Getty and Marketing agree that they shall have a shared Privilege, with equal right to assert or waive, subject to the restrictions in this Section 7.07, with respect to all Privileges not allocated pursuant to the terms of Sections 7.07(a) and (b). (All Privileges relating to any claims, proceedings, litigation, disputes, or other matters which involve both Getty and Marketing in respect of which Getty and Marketing retain any responsibility or liability under this Agreement, shall be subject to a shared Privilege.)

          (d) No party may waive any Privilege which could be asserted under any applicable law, and in which the other party has a shared Privilege, without the consent of the other party, except to the extent reasonably required in connection with any litigation with third-parties or as provided in subsection (e) below. Consent shall be in writing, or shall be deemed to be granted unless written objection is made within twenty (20) days after notice upon the other party requesting such consent.

          (e) In the event of any litigation or dispute between a member of the Getty Group and a member of the Marketing Group, either party may waive a Privilege in which the other party has a shared Privilege, without obtaining the consent of the other party, provided that such waiver of a shared Privilege shall be effective only as to the use of Information with respect to the litigation or dispute between the Getty Group and the Marketing Group, and shall not operate as a waiver of the shared Privilege with respect to third-parties.

          (f) If a dispute arises between the parties regarding whether a Privilege should be waived to protect or advance the interest of either party, each party agrees that it shall negotiate in good faith, shall endeavor to minimize any prejudice to the rights of the other party, and shall not unreasonably withhold consent to any request for waiver by the other party. Each party specifically agrees that it will not withhold consent to waiver for any purpose except to protect its own legitimate interests.

          (g) Upon receipt by any party of any subpoena, discovery or other request which arguably calls for the production or disclosure of Information subject to a shared Privilege or as to which the other party has the sole right hereunder to assert a Privilege, or if any party obtains that any of its current or former directors, officers, agents or employees have received any subpoena, discovery or other requests which arguably calls for the production or disclosure of such Privileged Information, such party shall promptly notify the other party of the existence of the request and shall provide the other party a reasonable opportunity to review the Information and to assert any rights it may have under this Section 7.07 or otherwise to prevent the production or disclosure of such Privileged Information.

          (h) The transfer of the Marketing Books and Records and the Getty Books and Records and other Information between Getty and its Subsidiaries and Marketing and its Subsidiaries, is made in reliance on the agreement of Getty and Marketing, as set forth in Sections 7.06 and 7.07, to maintain the confidentiality of Privileged Information and to assert and maintain all applicable Privileges. The access to information being granted pursuant to Sections 7.01 and 7.02 hereof, the agreement to provide witnesses and individuals pursuant to Section 7.03 hereof and the transfer of Privileged Information between Getty and its Subsidiaries and Marketing and its Subsidiaries pursuant to this Agreement shall not be deemed a waiver of any Privilege that has been or may be asserted under this Agreement or otherwise.

ARTICLE VIII

INSURANCE

          Section 8.01. Policies and Rights Included Within the Marketing Assets. Without limiting the generality of the definition of the Marketing Assets set forth in Section 2.02 or the effect of Section 2.02, the Marketing Assets shall include (a) any and all rights of an insured party under each of the Shared Policies, specifically including rights of indemnity and the right to be defended by or at the expense of the insurer, with respect to all injuries, losses, liabilities, damages and expenses incurred or claimed to have been incurred on or prior to the Distribution Date by any party in or in connection with the conduct of the Marketing Business or, to the extent any claim is made against Marketing or any of its subsidiaries, the Retained Business, and which injuries, losses, liabilities, damages and expenses may arise out of insured or insurable occurrences or events under one or more of the Shared Policies; provided, however, that except as provided in Section 8.05 below, nothing in this clause shall be deemed to constitute (or to reflect) the assignment of the Shared Policies, or any of them, to Marketing and (b) the Marketing Policies.

          Section 8.02 Post-Distribution Date Claims. If, subsequent to the Distribution Date, any person, corporation, firm or entity shall assert a claim against Marketing or any Marketing Subsidiary with respect to any injury, loss, liability, damage or expense incurred or claimed to have been incurred prior to the Distribution Date in or in connection with the conduct of the Marketing Business or, to the extent any claim is made against Marketing or any of its Subsidiaries or the Marketing Business, and which injury, loss, liability, damage or expense may arise out of insured or insurable occurrences or events under one or more of the Shared Policies, Getty shall at the time such claim is asserted be deemed to assign, without need of further documentation, to Marketing any and all rights of an insured party under the applicable Shared Policy with respect to such asserted claim, specifically including rights of indemnity and the right to be defended by or at the expense of the insurer; provided, however, that except as provided in Section 8.05 below nothing in this sentence shall be deemed to constitute (or to reflect) the assignment of the Shared Policies, or any of them, to Marketing.

          Section 8.03 Administration and Reserves

          (a) Notwithstanding the provisions of Article III, but subject to any contrary provisions of the Master Lease or the Services Agreement, from and after the Distribution Date:

          (i) Marketing shall be responsible for the (A) Insurance Administration of the Marketing Policies, and (B) Claims Administration with respect to the Marketing Liabilities; provided, that the administration of the Marketing Policies by Marketing is in no way intended to limit, inhibit, or preclude any right to insurance coverage for any Insured Claim of a named insured under the Marketing Policies, including but not limited to, Getty and any of its operations, Subsidiaries and Affiliates;

          (ii) Getty shall conduct (A) Insurance Administration of the Shared Policies, and (B) Claims Administration with respect to the Retained Liabilities; provided that the administration of the Shared Policies by Getty is in no way intended to limit, inhibit, or preclude any right to insurance coverage for any Insured Claim of a named insured under the Shared Policies, including but not limited to, Marketing and any of its operations, subsidiaries and Affiliates;

          (iii) Marketing shall be entitled to any reserves established by Getty or any of its Subsidiaries, or the benefit of reserves held by any insurance carrier, with respect to the Marketing Liabilities; and

(iv) Getty shall be entitled to any reserves established by Getty or any of its Subsidiaries, or the benefit of reserves held by any insurance carrier, with respect to the Retained Liabilities.

          (b) Insurance Premiums. Getty shall have the right but not the obligation to pay the premiums, to the extent that Marketing does not pay premiums with respect to Marketing Liabilities (retrospectively-rated or otherwise), with respect to Shared Policies and the Retained Policies, as required under the terms and conditions of the respective Policies, whereupon Marketing shall forthwith reimburse Getty for that portion of such premiums paid by Getty as are attributable to the Marketing Liabilities. Unless otherwise agreed by the parties hereto, Getty shall purchase (subject to a 50% reimbursement by Marketing within 15 days of its receipt of invoice) continued coverage under its director and officer liability insurance policy for a period no longer than 180 days following the Distribution Date for claims relating to periods prior to the Distribution Date.

          (c) Allocation of Insurance Proceeds. Insurance Proceeds received with respect to claims, costs and expenses under the Policies shall be paid to Marketing with respect to the Marketing Liabilities and to Getty with respect to the Retained Liabilities. Payment of the allocable portions of indemnity costs of Insurance Proceeds resulting from the liability policies will be made to the appropriate party upon receipt from the insurance carrier. In the event that the aggregate limits on any Shared Policies are exceeded, the parties agree to provide an equitable allocation of Insurance Proceeds received after the

Distribution Date based upon their respective bona fide claims. The parties agree to use their best efforts to cooperate with respect to insurance matters.

          Section 8.04 Agreement for Waiver of Conflict and Shared Defense. In the event that Insured Claims of both Marketing and Getty exist relating to the same occurrence, Marketing and Getty agree to jointly defend and to waive any conflict of interest necessary to the conduct of that joint defense. Nothing in this paragraph shall be construed to limit or otherwise alter in any way the indemnity obligations of the parties to this Agreement, including those created by this Agreement, by operation of law or otherwise.

          Section 8.05 Surety Bonds. Schedule 8.05 sets forth the surety bonds posted by the Getty Group to secure obligations for state motor fuel licenses (the “Surety Bonds”). Marketing shall use its reasonable best efforts to replace such Surety Bonds with bonds posted by Marketing. Prior to the replacement of such Surety Bonds the parties’ respective obligations with respect to such Surety Bonds shall be as follows: (i) the parties shall keep such Surety Bonds in place after the Distribution to secure obligations relating to periods preceding the Distribution Date for such time as may be required by law, (ii) the obligations secured by the Surety Bonds will remain a direct obligation of Getty; provided, however, that Marketing shall be responsible for payment of all such obligations constituting Marketing Liabilities (and shall reimburse Getty for any payment made directly by Getty with respect to such Marketing Liabilities) and Getty shall be responsible for all such obligations constituting Retained Liabilities (and shall reimburse Marketing for any payments made directly by Marketing on behalf of such Retained Liabilities), consistent with the allocation of Marketing Liabilities and Retained Liabilities set forth herein; (iii) Marketing shall execute a guarantee pursuant to which Marketing will guarantee 100% of the obligations secured by such Surety

Bonds (subject to reimbursement by Getty for any payments made by Marketing with respect to Retained Liabilities) and (iv) Marketing will reimburse Getty for Marketing’s pro rata share of any premiums required to be paid to keep such Surety Bonds outstanding.

ARTICLE IX

MISCELLANEOUS

          Section 9.01 Complete Agreement; Construction. This Agreement, including the Schedules and Exhibits and the Related Agreements and other agreements and documents referred to herein, shall constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. Notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there shall be a conflict between any provision of this Agreement and any provision of a Related Agreement, then the provision in the applicable Related Agreement shall control.

          Section 9.02 Expenses. Except as otherwise set forth in this Agreement or any Related Agreement, all costs and expenses in connection with the preparation, execution, delivery and implementation of this Agreement, the Distribution and with the consummation of the transactions contemplated by this Agreement shall be charged to the party for whose benefit the expenses are incurred, with any expenses which cannot be allocated on such basis to be split equally between the parties.

          Section 9.03 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

          Section 9.04 Notices. All notices and other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

To Marketing:

Getty Petroleum Marketing Inc.
125 Jericho Turnpike
Jericho, New York 11753
Attention: President

To Getty:

Getty Realty Corp.
125 Jericho Turnpike
Jericho, New York 11753
Attention: President

          Section 9.05 Amendments. This Agreement may not be modified or amended except by an agreement in writing signed by the parties.

          Section 9.06 Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

          Section 9.07 Termination. This Agreement may be terminated and the Distribution abandoned at any time prior to the Distribution Date by and in the sole discretion of the Getty Board without the approval of Marketing. In the event of such termination, no party shall have any liability to any other party pursuant to this Agreement.

          Section 9.08 Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party which is contemplated to be a Subsidiary of such party on and after the Distribution Date.

          Section 9.09 No Third-Party Beneficiaries. Except for the provisions of Article V relating to Indemnities, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third- parties any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

          Section 9.10 Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          Section 9.11 Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

          Section 9.12 Legal Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without prejudice to any rights or remedies otherwise available to any party hereto, each party hereto acknowledges that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

                      9.13 Consent of Parties. The Parties hereby consent to the jurisdiction of the New York Supreme Court, Nassau County, or the United States District Court for the Eastern District of New York for all purposes.

                            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

GETTY PETROLEUM CORP.

By:

Title:

GETTY PETROLEUM MARKETING INC.

By:

Title:

EXHIBIT A

GETTY REALTY CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 31, 1996
(IN THOUSANDS)

	HISTORICAL	ADJUSTMENTS		PRO FORMA

ASSETS

Current Assets:
Cash and cash equivalents	$28,153	($18,262	) (a)	$9,891
Short-term investments	535	—		535
Accounts receivable, net	2,309	—		2,309
Inventories	1,651	—		1,651
Deferred income taxes	3,269	—		3,269
Prepaid expenses and other current assets	3,824	—		3,824

	39,741	(18,262)		21,479

Property, plant and equipment, net	97,300	—		97,300
Other assets	8,198	—		8,198

TOTAL ASSETS	$145,239	($18,262)		$126,977

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Current portion of long-term debt and capital lease obligations	$10,108	—		$10,108
Accounts payable	2,689	—		2,689
Accrued expenses	22,999	—		22,999
Gasoline taxes payable	77	—		77

Total current liabilities	35,873	—		35,873

Long-term debt	15,652	—		15,652
Obligations under capital leases	18,153	—		18,153
Deferred income taxes	4,173	—		4,173
Other, principally deposits	1,187	—		1,187
Stockholders’ equity	70,201	($18,262	) (a)	51,939

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$145,239	($18,262)		$126,977

          The unaudited pro forma consolidated balance sheet has been derived from the historical financial statements of Getty Realty Corp. and reflects certain pro forma adjustments as if the Distribution had been effected as of October 31, 1996.

          (a) Represents cash to be transferred to Marketing in an amount sufficient to provide Marketing with net working capital of approximately $1.1 million in accordance with the Distribution Agreement.

EXHIBIT D

GETTY PETROLEUM MARKETING INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 31, 1996
(in thousands)

	HISTORICAL	ADJUSTMENTS		PRO FORMA

ASSETS
Current assets:
Cash and equivalents	$937	$18,262	(a)	$19,199
Accounts receivable, net	13,559	—		13,559
Inventories	20,275	—		20,275
Deferred income taxes	1,657	—		1,657
Prepaid expenses and other current assets	2,674	—		2,674

Total current assets	39,102	18,262		57,364
Property and equipment, net	87,614	—		87,614
Other assets	2,163	—		2,163

TOTAL ASSETS	$128,879	$18,262		$147,141

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,821	$—		$28,821
Accrued expenses	11,247	—		11,247
Gasoline taxes payable	16,196	—		16,196

Total current liabilities	56,264	—		56,264
Deferred income taxes	14,125	—		14,125
Other, principally deposits	14,463	—		14,463
Stockholders’ equity	44,027	18,262	(a)	62,289

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$128,879	$18,262		$147,141

See accompanying notes to unaudited pro forma consolidated balance sheet.

EXHIBIT F

#58752

JERICHO OFFICE SPACE LICENSE AGREEMENT

          AGREEMENT made this 1st day of February, 1997 between GETTY REALTY CORP., formerly known as Getty Petroleum Corp., hereinafter called “Licensor”, having its principal office at 125 Jericho Turnpike, Jericho, New York 11753 and GETTY PETROLEUM MARKETING INC., hereinafter called “Licensee”, with an office at 125 Jericho Turnpike, Jericho, New York 11753.

RECITAL:

On February 23, 1987, Licensor, as Tenant, entered into a lease with Donald E. Axinn, as Landlord, hereinafter called “Landlord”, for certain office space in the building located at 125 Jericho Turnpike, Jericho, New York 11753, hereinafter called the “Lease”, and such Lease has been subsequently amended. Licensee acknowledges receipt of the Lease and all amendments thereto. Licensee desires to license such premises on a joint-use basis with Licensor.

NOW, THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed as follows:

1. Licensor hereby licenses to Licensee and Licensee hereby licenses from Licensor the portion of the premises located at 125 Jericho Turnpike, Jericho, New York 11753, more fully described on Schedule “A” annexed hereto and made a part hereof, together with the equipment listed on Schedule “B” annexed hereto and made a part hereof, pursuant to the terms, conditions and limitations set forth herein. The premises shall be used jointly with Licensor and Licensor’s employees and invitees.

2. The term of this license, hereinafter called the “License”, shall be for a period of four (4) years and eleven (11) months, commencing on February 1, 1997, and ending on December 31, 2001, except that either party shall have the right at any time to terminate this License upon not less than thirteen (13) months notice to the other party. In the event that Licensee is the terminating party, Licensee shall pay to Licensor, upon the effective date of termination, an amount equal to 90% of the amount to be paid by Licensor to Landlord under Paragraph “7(b)” of the Lease. In the event that Licensor is the terminating party, Licensor shall pay 100% of such amount owed to Landlord. In the event that Licensor is the terminating party, Licensee shall have the option subject to Landlord’s consent, to continue to remain in occupancy of the office space, and Licensor shall use its best efforts to obtain Landlord’s consent to the assignment of the Lease to Licensee or to the subletting of the office space to Licensee. If such consent is obtained Licensor shall be relieved from the obligation to pay the amount due under Paragraph “7(b)” of the Lease. Licensee shall be solely responsible for any obligations under the Lease thereafter, including, without limitation, early termination penalties.

3. Licensee shall pay the following consideration (the “Consideration”) for the use of said premises:

          $36,500.00 per month plus the amount due each month pursuant to Paragraph “4” hereof.

          The Consideration shall be paid in advance on the first day of each calendar month, without

1

notice or demand and without any set off or deduction whatsoever. Licensee agrees that the Consideration shall be payable in monthly installments and that if any monthly installment thereof shall be due and unpaid for ten (10) days after notice of such default has been delivered to Licensee, Licensor shall then have the right to terminate this License and pursue its remedies at equity or law, including eviction, ejectment or dispossess, under Paragraph “21” hereof or otherwise. At Licensor’s option, Consideration, additional Consideration and any other sums due and owing under this License shall be paid by electronic wire transfer of funds or by electronic funds transfer. Licensee shall execute and deliver to Licensor such forms or authorizations as may be necessary for electronic wire transfers or electronic funds transfers.

4. Licensee shall pay to Licensor monthly, as additional Consideration, (i) 90% all taxes and sewer assessments which shall be imposed or assessed upon, Licensor as Tenant under the Lease, and (ii) 90% of Licensor’s share of operating expenses under the Lease. Licensee shall be responsible for the payment of all personal property taxes, if any, to the appropriate taxing authority.

5. Licensor shall pay directly to the appropriate authority, all sewer charges (other than assessments) and all charges for gas, electricity, telephone, heat and hot water, provided, however, if Licensee increases Licensor’s use of any utility in any material respect, Licensee shall pay, as additional Consideration, the incremental cost of such utility to Licensor.

6. Licensor shall provide to Licensee the insurance coverage in the same manner and amounts set forth in the Lease between Licensor, as Tenant, and Donald E. Axinn, as Landlord, dated February 23, 1987.

7. Subject to such uses being lawful, Licensee shall use and occupy the premises for general office purposes, in compliance with the Lease and all zoning regulations, the building code and all applicable laws, rules and regulations. Licensee must obtain, at its own expense, all government licenses or permits required for the lawful conduct of Licensee’s business on the premises and Licensee will, at all times, comply with the terms of such licenses or permits.

8. Licensee shall not use the premises, or any part thereof, for any other use not provided for in paragraph “7” hereof, without Licensor’s prior written consent.

9. Subject to the terms of the Lease, Licensor, at its expense, shall make structural repairs deemed necessary by it to keep the premises in good operating condition, provided that repairs are due to ordinary wear or to damage by the elements and without any abatement of Consideration for the interruption caused thereby.

10. Licensor shall also, at its expense, maintain the premises and the equipment included on Schedule “B” in good, safe and operating condition and promptly make all repairs or replacements which are not the responsibility of Landlord under the Lease or of Licensee or are occasioned by the negligence or misconduct of its employees, agents and customers, which repairs or replacements shall be in quality and class equal to or better than the work or installations existing at the time that the damage or injury occurred. Licensee shall commit no act of waste to the premises or improvements.

11. If Licensee shall fail to comply with its obligations under the last sentence of paragraph “10” hereof,

2

Licensor or its agent may enter upon any portion of the premises occupied by Licensee in order to take such remedial action as is necessary and may charge the cost of repair to Licensee as additional Consideration due with Licensee’s next monthly installment of Consideration. Licensee’s failure to pay such charges shall be treated as a failure to pay Consideration when due and subject to the same remedies.

12. Licensor shall not be required to render any services to Licensee or to make any repairs or replacements to the premises except those specifically described in this License.

13. Licensor and Licensee agree that this License is only a license and shall not be construed as a sublease, or confer any rights of a sublease.

14. This License is subject and subordinate to the Lease and to all mortgages or other security instruments which may now or hereafter affect this License or the premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying tenant or by any mortgagee. In confirmation of such subordination, Licensee shall execute promptly any certificate that Licensor may request.

15. Licensee shall comply promptly with the terms of the Lease and all present and future laws, codes and ordinances and other notices, requirements, orders, regulations and recommendations (whatever the nature thereof) of all governmental authorities and recommendations of the board of fire underwriters or any insurance organizations, associations or companies in the respect to the premises and Licensee will not knowingly do or commit, or suffer to be done or committed anywhere in the premises, any act or thing contrary to the Lease or any of the laws, ordinances, notices, requirements, orders, regulations and recommendations referred to herein.

16. Licensee shall place no signs on the premises which do not relate to Licensee’s business without first obtaining Licensor’s prior written consent. All signs shall be in compliance with the Lease and all applicable laws. Licensee shall pay the charges, if any, for all sign permits.

17. Licensee agrees that it will take no action that would violate the provisions of the Lease.

18. (a) Licensee shall quit and surrender peaceably and quietly, to Licensor, its agent or attorney, possession of the premises at the expiration or other termination of this License, in good condition, except for ordinary wear and tear. If upon termination of this License or abandonment of the premises by Licensee, Licensee abandons or leaves any personal property or equipment at the premises, such equipment or property shall be conclusively deemed abandoned and Licensor shall have the right, without notice to Licensee, to store or otherwise dispose of the property or equipment at Licensee’s sole cost, expense and risk, without being liable in any respect to Licensee. Licensee agrees that any such disposition by Licensor shall be conclusively deemed to be commercially reasonable.

       (b) If Licensee holds over or remains in possession of the premises after the expiration of the term of the License, or after any prior termination thereof, without any written agreement being made or entered into between Licensor and Licensee, such holding over or continued possession shall be deemed

3

to be a license from month to month at a monthly Consideration equal to two (2) times the then last monthly installments payable during the term, and otherwise upon the terms and conditions of this License, and such license shall be terminable at the end of any month by either party upon written notice delivered to the other party at least thirty (30) days prior to the end of such month. Nothing herein shall be construed as to permit Licensee to hold over or remain in possession beyond the expiration or termination of the Lease.

19. Licensee shall not do any act, or make any contract, which may create or be a foundation for any lien (including mechanics or materialman’s liens) or other encumbrance upon any interest of Landlord or Licensor in the premises. If any such lien be filed, Licensee, within fifteen (15) days or as soon as reasonably possible after notice of filing shall cause any such lien or encumbrance to be discharged of record.

20. Licensee shall make no additions, changes, alterations or improvements to the premises without first submitting detailed plans and specifications and obtaining Licensor’s prior written consent. Any alterations or additions to any buildings or permanent improvements authorized by Licensor shall be made in a good, workmanlike manner, in compliance with all applicable laws, rules and regulations and at Licensor’s option shall upon installation become the property of Licensor and Licensee shall have no right or interest therein except to continue to use same during the remainder of the term of this License. At the request of Licensor, Licensee shall at its own cost and expense remove all alterations, improvements, and additions not acceptable to or desired by Licensor, from the premises and Licensee shall repair all damage caused by such installation and removal. Any costs incurred by Licensor in removing or disposing of fixtures or repairing damage shall be additional Consideration due hereunder.

21. Licensor and Licensee agree that each of the provisions of this License is a material and substantial condition of the agreement between the parties relating to the license for use of the premises. Licensor may immediately terminate this License, upon two (2) days written notice, upon the failure of Licensee to cure a default within ten (10) days of notice of default from Licensor, and in any manner resume full possession of the premises; in the event the Licensee does not comply with any one of the terms and conditions of this License, the Lease, or upon any grounds provided in any applicable law, statute, rule or regulation including by way of illustration but not limited to the happening of the following event:

          a) If any insolvency or receivership proceedings are instituted by or against Licensee or Licensee makes any general assignment for the benefit of creditors, or a receiver or trustee is appointed for Licensee or for any of Licensee’s assets, or a judgment is entered against Licensee, or if any attachment, execution or like process is issued against the Licensee or any of Licensee’s assets.

22. In the event of any default by Licensee, re-entry by Licensor, expiration or termination of this License or dispossess by summary proceeding or otherwise, Licensee shall be responsible for the following:

          a) Consideration up to the time of such re-entry, dispossess or expiration of the term of this License;

          b) Consideration for the balance of the full term, all of which shall be accelerated and due

4

and payable as of the date of default, re-entry by Licensor, termination of this License or entry of a judgment of possession, whichever date first occurs;

c) The payment of all sums incurred by Licensor in putting the premises in good order or preparing the same for re-licensing, including brokerage and advertising fees;

d) Reasonable attorney’s fees and expenses resulting from Licensor enforcing any of the remedies described above, or in the enforcement of this License or in defending any claim brought against Licensor by Licensee against which Licensor successfully defends; and

e) In addition, Licensor shall have such other remedies as are then available to it by law. Licensor is under no obligation to mitigate damages.

           No right or remedy granted or reserved unto Licensor hereunder shall be deemed to be exclusive of any other or additional right or remedy available to Licensor at law or in equity or under statute.

23. Licensee shall not assign, sub-license, pledge, mortgage or otherwise transfer the premises, or any part thereof, without first obtaining Licensor’s written consent which consent Licensor may, in its sole discretion, withhold with or without cause. In the event of any such assignment or sub-licensing, by new license agreement or otherwise, Licensee shall continue to remain jointly and severally liable with its transferee to Licensor for the performance of all of Licensee’s obligations for the remainder of the term of this License.

24. This License is subject and subordinate to all of the terms, provisions and conditions of the Lease with Landlord, and if such Lease shall be cancelled or terminated, this License shall be automatically terminated or cancelled, without any liability on the part of Licensor to Licensee.

25. The parties hereto waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this License, the relationship of Licensor and Licensee, Licensee’s use of or occupancy of the premises, or any other statutory remedy. In the event Licensor or Landlord commences any dispossess proceeding for possession of the premises, Licensee will not interpose any counterclaim of any nature or description in such proceeding.

26. Licensee agrees to defend, indemnify and hold Licensor and Landlord, their affiliates, officers, directors, employees and agents harmless from and against any and all losses, claims, demands, suits, actions, judgments, fines or payments for, or in connection with, any accident, injury or damage whatsoever caused to any person or property arising, directly or indirectly, out of the business conducted at the premises or on any of the sidewalks adjoining the same, or arising, directly or indirectly, from any violation of any law, agency ruling or regulation, or from any act or omission of Licensee or any sublicensee and their respective, servants, agents, customers, employees or contractors, and from and against all costs, expenses and liabilities incurred in connection with any such claim or proceeding brought thereon. Licensee’s obligations under this paragraph shall survive expiration or termination of this License. Licensor shall have no responsibility whatsoever for any damage, vandalism or theft of

5

Licensee’s property.

27. Licensee agrees that the liability of the Licensor under this License and all matters pertaining to or arising out of the License and the use and occupancy of the licensed premises, shall be limited to Licensor’s interest in the premises, and in no event shall Licensee make any claim against or seek to impose any personal liability upon any individual, general or limited partner of any partnership, or principal of any firm or corporation that may now or hereafter become the Licensor.

28. If the whole or any substantial part of the premises shall be acquired or condemned by eminent domain or for any public or quasi-public use or purpose, then, and in that event, the term of this License shall cease and terminate from the date of title vesting and Licensee shall have no claim against Licensor for the value of any unexpired term of this License. No part of any award shall belong to Licensee.

29. Should any of Licensee’s checks, electronic wire transfers or electronic funds transfers be dishonored, stopped or returned for any reason after delivery or transfer to Licensor, Licensee agrees to pay to Licensor an administrative service charge equal to the greater of $50.00 or three (3%) percent of the amount of any such check or attempted transfer, to cover Licensor’s costs and expenses. Any money owed by Licensee to Licensor after the due date shall bear interest at the rate of the lesser of 1 1/2% per month (18% annual percentage rate), or the maximum interest rate permitted by law.

30. Licensor does not, in any way, represent or warrant the fitness of the premises for the use contemplated by Licensee and it shall be Licensee’s obligation to make same fit at its sole cost and expense. Licensee acknowledges that it has inspected the premises and accepts the same in its present condition “AS IS”.

31. Licensee warrants and represents to Licensor that it has dealt with no broker, real estate salesman, or person acting as broker or finder, in connection with this License. Licensee shall defend, indemnify and hold harmless Licensor of and from any and all claims, liabilities and/or damages which are based upon a claim by any broker, person, firm, or corporation for brokerage commission and/or other compensation by reason of having dealt with Licensee. The provisions hereof shall survive the expiration or termination of this License.

32. All notices and other communications which are required shall be given by hand or by Certified Mail, Return Receipt Requested, to the parties at their respective addresses first written above, or to the Licensee at the premises or to such other address as either party may designate by hand or like Certified Mail. Any such notice shall take effect at the time of the mailing thereof.

33. Licensor’s right to require strict performance shall not be affected by any previous waiver or course of dealings.

34. Licensor shall not be liable for failure to give possession of the premises upon the commencement date by reason of the fact that the premises are not ready for occupancy or because a prior licensee or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The Consideration shall not commence until possession is given or is available, but the term herein shall not

6

be extended.

35. This License shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors and assigns.

36. No waiver, modification, change or alteration of the provisions of this License, or any of the rights or remedies of either of the parties hereto shall be valid, unless such waiver, modification, change or alteration is in writing, and signed by the party against whom enforcement is sought.

37. This License shall be construed in accordance with the laws of the State of New York.

38. In the event any provision of this License is declared illegal, invalid, or unenforceable or contrary to law, it shall not affect any other part.

39. The parties have set forth in this License their entire understanding relating to the premises, there is no other agreement or understanding between the parties relating to the premises, except as expressly set forth herein.

40. Licensee has fully read this License before signing same and is in full agreement with its terms. The person signing this License on behalf of Licensee certifies that he/she is authorized by Licensee to execute this License on behalf of Licensee and to bind Licensee to its terms.

41. Licensee shall not record this License or any notice or memorandum thereof.

GETTY REALTY CORP.

By:

Witness		President, Licensor

GETTY PETROLEUM MARKETING INC.

By:

Witness		President, Licensee

7

SCHEDULE 1.01(a)
Environmental Liabilities

NON-INVEST-ENVIRONMENTAL

LOCATION

#	CITY	STATE

95141	MILLSTONE	NJ
96904	MIDDLETOWN	RI
97126	HAZLETON	PA
97192	EDDINGTON	PA
98326	BRONXVILLE	NY
98351	NANUET	NY
98440	WEST HURLEY	NY
98442	S. DURHAM	NY
98444	GANESVOORT	NY
98455	TIVOLI	NY
98461	SAUGERTIES	NY
98535	ELMHURST	NY
98967	BRONX	NY
13	sites

1

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

7	JAMAICA	NY
8	REGO PARK	NY
16	OZONE PARK	NY
17	BROOKLYN	NY
20	BRONX	NY
22	CORONA	NY
24	BRONX	NY
38	OCEANSIDE	NY
54	BRIGHTWATERS	NY
61	MIDDLE ISLAND	NY
74	WHITE PLAINS	NY
75	WHITE PLAINS	NY
77	NEW ROCHELLE	NY
78	YONKERS	NY
79	HARTSDALE	NY
82	OSSINING	NY
91	ELMSFORD	NY
93	PELHAM MANOR	NY
100	MAHWAH	NJ
101	VALLEY COTTAGE	NY
102	PEEKSKILL	NY
103	PORT CHESTER	NY
104	LARCHMONT	NY
110	MEDFORD	NY
111	BRONX	NY
114	BRONX	NY
115	BRONX	NY
116	ELMSFORD	NY
117	MAMARONECK	NY
121	YONKERS	NY
126	BROOKLYN	NY
128	BROOKLYN	NY
138	YONKERS	NY
146	MAHOPAC	NY
157	POUGHKEEPSIE	NY
159	CARMEL	NY
160	MARLBORO	NY
163	LAKE KATRINE	NY
169	WAPPINGERS FALLS	NY
174	STONY POINT	NY
177	HIGHLAND	NY
178	KINGSTON	NY
179	POUGHKEEPSIE	NY
181	HOWARD BEACH	NY
182	LAGRANGEVILLE	NY
186	BRONX	NY
195	STATEN ISLAND	NY
200	S. ISLAND	NY
210	BRONX	NY
214	JAMAICA	NY

2

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

218	MIDDLE VILLAGE	NY
219	LONG ISLAND CITY	NY
223	BROOKLYN	NY
225	ROCKAWAY PARK	NY
228	BROOKLYN	NY
229	BROOKLYN	NY
234	STATEN ISLAND	NY
235	S. ISLAND	NY
240	SPRINGFIELD GDNS.	NY
252	MT. VERNON	NY
254	NORTH BRUNSWICK	NJ
257	BRONX	NY
258	BRONX	NY
261	BRONX	NY
264	BRONX	NY
266	BRONX	NY
268	BRONX	NY
270	BRONX	NY
271	BRONX	NY
272	BRONX	NY
275	BRONX	NY
276	BRONX	NY
277	BRONX	NY
278	YONKERS	NY
288	ATLANTIC HIGHLANDS	NJ
301	N. TARRYTOWN	NY
304	OLD BRIDGE	NJ
307	BREWSTER	NY
312	FLUSHING	NY
319	MAHWAH	NJ
322	VALLEY COTTAGE	NY
323	BRONX	NY
324	S. ISLAND	NY
325	BRIARCLIFF MANOR	NY
326	BRONX	NY
329	BRONX	NY
331	BRONX	NY
332	BRONX	NY
334	BROOKLYN	NY
336	BROOKLYN	NY
339	NEW YORK	NY
340	NEW YORK	NY
341	NEW YORK	NY
342	GLENDALE	NY
343	OZONE PARK	NY
344	LIC	NY
357	N. BABYLON	NY
358	PELHAM	NY
360	SMITHTOWN	NY
361	ASTORIA	NY

3

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

362	S. ISLAND	NY
363	CEDARHURST	NY
366	LAKE RONKONKOMA	NY
370	KEYPORT	NJ
377	NEW CITY	NY
379	W. HAVERSTRAW	NY
396	STATEN ISLAND	NY
411	BROOKLYN	NY
421	BROOKLYN	NY
425	W. ISLIP	NY
429	RONKONKOMA	NY
444	BAYSHORE	NY
460	BETHPAGE	NY
523	TOMS RIVER	NJ
535	N. BABYLON	NY
544	WHITE PLAINS	NY
545	SAUGERTIES	NY
546	WOODSIDE	NY
547	OZONE PARK	NY
548	HICKSVILLE	NY
549	BRONX	NY
561	S. ISLAND	NY
564	BROOKLYN	NY
568	LIC	NY
570	WHITE PLAINS	NY
571	N. WHITE PLAINS	NY
572	HAWTHORNE	NY
573	PLEASANTVILLE	NY
574	PATTERSON	NY
576	YONKERS	NY
577	YONKERS	NY
578	RYE	NY
579	OSSINING	NY
580	BRANFORD	CT
581	BRIDGEPORT	CT
583	COVENTRY	CT
587	FRANKLIN	CT
589	MANCHESTER	CT
590	MERIDEN	CT
595	NEW MILFORD	CT
596	NORTH HAVEN	CT
598	NORWICH	CT
600	WAUREGAN	CT
604	TERRYVILLE	CT
607	UNION CITY	CT
611	WATERFORD	CT
613	WESTPORT	CT
615	WOODBRIDGE	CT
619	AGAWAM	MA
624	GRANBY	MA

4

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

625	GREAT BARRINGTON	MA
628	MONSON	MA
633	PITTSFIELD	MA
635	SOUTH HADLEY	MA
637	SPRINGFIELD	MA
638	SPRINGFIELD	MA
647	OSSINING	NY
649	BROOKLYN	NY
660	LAKEWOOD	NJ
667	PARAMUS	NJ
673	PLEASANTVILLE	NJ
676	GLEN HEAD	NY
677	NEW ROCHELLE	NY
679	TORRINGTON	CT
680	N. BRANFORD	CT
685	DOBBS FERRY	NY
687	WOLCOTT	CT
688	PLAINVILLE	CT
709	BROOKLYN	NY
751	FAIRLESS HILLS	PA
752	PHILADELPHIA	PA
6130	NEW HAVEN	CT
6722	BLOOMFIELD	CT
6725	SIMSBURY	CT
6742	RIDGEFIELD	CT
6743	BRIDGEPORT	CT
6744	NORWALK	CT
6746	BRIDGEPORT	CT
6748	BRIDGEPORT	CT
6749	BRIDGEPORT	CT
6751	BRIDGEPORT	CT
6753	BRIDGEPORT	CT
6754	BRIDGEPORT	CT
6756	BRIDGEPORT	CT
6762	DARIEN	CT
6764	WESTPORT	CT
6765	STAMFORD	CT
6766	HAMDEN	CT
6768	STAMFORD	CT
6772	COS COB	CT
6776	STRATFORD	CT
6777	MILFORD	CT
6778	STRATFORD	CT
6782	FAIRFIELD	CT
6811	BRISTOL	CT
6813	BROOKFIELD	CT
6817	TORRINGTON	CT
6819	NORWALK	CT
6826	HARTFORD	CT
6831	NEW HAVEN	CT

5

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

6836	BRIDGEPORT	CT
6837	WILTON	CT
6850	W. HARTFORD	CT
6853	ENFIELD	CT
6862	STRATFORD	CT
6864	EAST HARTFORD	CT
6871	AVON	CT
8608	WILMINGTON	DE
8635	NEW CASTLE	DE
8637	ST. GEORGES	DE
8641	WILMINGTON	DE
8667	NEWARK	DE
8669	WILMINGTON	DE
28206	LISBON	ME
28215	WESTBROOK	ME
28226	WINDHAM	ME
28231	AUGUSTA	ME
29721	BALTIMORE	MD
29763	RANDALLSTOWN	MD
30161	MILFORD	MA
30315	S. WEYMOUTH	MA
30326	GARDNER	MA
30327	STOUGHTON	MA
30332	METHUEN	MA
30344	RANDOLPH	MA
30351	ROCKLAND	MA
30352	WATERTOWN	MA
30363	WEYMOUTH	MA
30374	DEDHAM	MA
30375	HINGHAM	MA
30392	ASHLAND	MA
30409	HYDE PARK	MA
30412	PITTSFIELD	MA
30436	WORCESTER	MA
30438	NEW BEDFORD	MA
30439	TAUNTON	MA
30466	CLINTON	MA
30468	FOXBORO	MA
30472	GROVELAND	MA
30488	HYANNIS	MA
30506	HOLYOKE	MA
30518	GROVELAND	MA
30524	FALMOUTH	MA
30537	SOMERSET	MA
30545	METHUEN	MA
30546	ROCKLAND	MA
30548	WILLIAMSTOWN	MA
30551	FAIRHAVEN	MA
30552	BELLINGHAM	MA
30558	SEEKNOK	MA

6

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

30559	WALPOLE	MA
30561	N. ANDOVER	MA
30562	WESTFORD	MA
30600	LOWELL	MA
30601	FRAMINGHAM	MA
30602	AUBURN	MA
30603	METHUEN	MA
30604	AMESBURY	MA
30605	GEORGETOWN	MA
30606	IPSWICH	MA
30607	SALISBURY	MA
30609	BEVERLY	MA
30611	HAVERHILL	MA
30612	CHATHAM	MA
30618	LOWELL	MA
30619	METHUEN	MA
30621	NEWBURYPORT	MA
30623	ORLEANS	MA
30624	PEABODY	MA
30627	SALEM	MA
30629	TEWKSBURY	MA
30630	TWIN MILL (WAREHAM)	MA
30631	FALMOUTH	MA
30632	W. YARMOUTH	MA
30633	WESTFORD	MA
30635	YARMOUTH	MA
30636	BRIDGEWATER	MA
30644	CANTON	MA
30646	STOUCHTON	MA
30651	WORCESTER	MA
30652	AUBURN	MA
30653	BARRE	MA
30654	WORCESTER	MA
30655	BROCKTON	MA
30656	MILLBURY	MA
30658	WORCESTER	MA
30660	DUDLEY	MA
30663	WORCESTER	MA
30664	HYANNIS	MA
30665	LEOMINSTER	MA
30666	WORCESTER	MA
30668	WORCESTER	MA
30669	NORTH BOROUGH	MA
30670	POCASSET	MA
30671	CLINTON	MA
30672	W. BOYLSTON	MA
30673	WORCESTER	MA
30674	SOUTHBRIDGE	MA
30675	WORCESTER	MA
30676	S. YARMOUTH	MA

7

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

30677	STERLING	MA
30679	WORCESTER	MA
30680	FRAMINGHAM	MA
30682	WAREHAM	MA
30683	WESTBOROUGH	MA
30684	HARWICHPORT	MA
30685	WORCESTER	MA
30686	WORCESTER	MA
30687	FITCHBURG	MA
30688	WORCESTER	MA
30689	CHERRY VALLEY	MA
30690	FRAMINGINGHAM	MA
30692	SOUTHBRIDGE	MA
30693	OXFORD	MA
30694	WORCESTER	MA
30696	FITCHBURG	MA
30697	WORCESTER	MA
30700	FRAMINGHAM	MA
30702	MILFORD	MA
30704	UXBRIDGE	MA
30710	WORCESTER	MA
55211	DERRY	NH
55234	PLAISTOW	NH
55235	GILFORD	NH
55236	SOMERSWORTH	NH
55237	SALEM	NH
55238	LONDONDERRY	NH
55239	ROCHESTER	NH
55241	HAMPTON	NH
55245	NASHUA	NH
55246	PELHAM	NH
55247	PEMBROKE	NH
55249	ROCHESTER	NH
55250	ROCHESTER	NH
55251	SALEM	NH
55252	SEABROOK	NH
55253	SOMERSWORTH	NH
55254	EXETER	NH
55256	CANDIA	NH
55257	EPPING	NH
55258	EPSOM	NH
55261	MILFORD	NH
55264	PORTSMOUTH	NH
55265	PORTSMOUTH	NH
55267	SALEM	NH
55268	SEABROOK	NH
56003	MCAFEE	NJ
56005	HAMBURG	NJ
56009	WEST MILFORD	NJ
56028	WILLINGBORO	NJ

8

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

56039	NUTLEY	NJ
56046	TOMS RIVER	NJ
56051	WALL TOWNSHIP	NJ
56056	UNION	NJ
56062	CRANBURY	NJ
56064	SPOTSWOOD	NJ
56065	NEW BRUNSWICK	NJ
56075	ELIZABETH	NJ
56079	BAYONNE	NJ
56084	BASKING RIDGE	NJ
56086	DEPTFORD	NJ
56088	SEWELL	NJ
56101	TRENTON	NJ
56102	LODI	NJ
56113	SPRING LAKE	NJ
56116	CLIFTON	NJ
56117	SEWELL	NJ
56132	ASBURY PARK	NJ
56142	PATERSON	NJ
56149	BRICK TOWNSHIP	NJ
56156	OCEAN CITY	NJ
56157	WHITING	NJ
56169	MONTVALE	NJ
56215	NEPTUNE	NJ
56230	NEWARK	NJ
56251	NESHANIC STATION	NJ
56253	PINE HILL	NJ
56258	TUCKERTON	NJ
56260	W. DEPTFORD	NJ
56262	ATCO	NJ
56263	SOMERVILLE	NJ
56271	MATAWAN	NJ
56276	FORT LEE	NJ
56803	BERGENFIELD	NJ
56809	RAHWAY	NJ
56815	LINDEN	NJ
56818	BLOOMFIELD	NJ
56821	SOUTH ORANGE	NJ
56844	NUTLEY	NJ
56852	ENGLEWOOD	NJ
56868	CLIFTON	NJ
56871	JERSEY CITY	NJ
56873	WATCHUNG	NJ
56877	GREEN VILLAGE	NJ
56891	BLOOMFIELD	NJ
56893	PARLIN	NJ
56896	COLONIA	NJ
56897	N. BERGEN	NJ
56915	RIDGEWOOD	NJ
56919	WAYNE	NJ

9

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

56921	WASHINGTON	NJ
56922	PARAMUS	NJ
56924	GARFIELD	NJ
56925	JERSEY CITY	NJ
56926	FORT LEE	NJ
56933	BELFORD	NJ
56935	EATONTOWN	NJ
56939	MONMOUTH BCH	NJ
56962	TRENTON	NJ
56987	BEVERLY	NJ
56999	WEST ORANGE	NJ
58006	ROCKVILLE CENTRE	NY
58007	GLENDALE	NY
58012	BELLAIRE	NY
58014	BRONX	NY
58015	BROOKLYN	NY
58018	BAYSIDE	NY
58019	YONKERS	NY
58021	DOBBS FERRY	NY
58022	N. MERRICK	NY
58025	WHITE PLAINS	NY
58027	GREAT NECK	NY
58031	GLEN HEAD	NY
58034	PT. WASHINGTON	NY
58041	WESTBURY	NY
58042	TUCKAHOE	NY
58046	EAST HILLS	NY
58049	YONKERS	NY
58053	BROOKLYN	NY
58069	LYNBROOK	NY
58071	ST. ALBANS	NY
58072	RHINEBECK	NY
58073	RIDGEWOOD	NY
58077	BROOKLYN	NY
58079	BROOKLYN	NY
58087	BAYSHORE	NY
58092	ARDSLEY	NY
58101	YONKERS	NY
58108	WHITE PLAINS	NY
58111	SCARSDALE	NY
58112	EASTCHESTER	NY
58114	NEW ROCHELLE	NY
58119	BROOKLYN	NY
58121	NEW ROCHELLE	NY
58123	BROOKLYN	NY
58154	BRONX	NY
58161	YONKERS	NY
58173	GLENVILLE	NY
58184	YONKERS	NY
58205	NEW YORK	NY

10

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

58218	ALBANY	NY
58220	LONG ISLAND CITY	NY
58254	ALBANY	NY
58260	RENSSELAER	NY
58263	MT. KISCO	NY
58297	SALT POINT	NY
58315	ROTTERDAM	NY
58329	OSSINING	NY
58347	ELLENVILLE	NY
58367	CHATHAM	NY
58393	HYDE PARK	NY
58401	SHRUB OAK	NY
58409	NEW YORK	NY
58411	EAST MEADOW	NY
58415	BROOKLYN	NY
58441	STATEN ISLAND	NY
58442	STATEN ISLAND	NY
58471	CEDARHURST	NY
58505	BRONX	NY
58513	BRONX	NY
58514	NEW YORK	NY
58526	OZONE PARK	NY
58532	MT. VERNON	NY
58535	PELHAM MANOR	NY
58542	NEW YORK	NY
58543	FREEPORT	NY
58547	ASTORIA	NY
58548	MOHEGAN LAKE	NY
58553	STATEN ISLAND	NY
58557	E. ELMHURST	NY
58558	STATEN ISLAND	NY
58563	MERRICK	NY
58567	GUILDERLAND CTR.	NY
58573	WANTAGH	NY
58574	SMITHTOWN	NY
58582	TROY	NY
58584	BROOKLYN	NY
58585	ARVERNE	NY
58587	REGO PARK	NY
58592	NEW YORK	NY
58596	MIDDLETOWN	NY
58598	OCEANSIDE	NY
58602	MANHASSET	NY
58605	HOWARD BEACH	NY
58616	BRONX	NY
58703	SCHENECTADY	NY
58704	BALLSTON SPA	NY
58705	BALLSTON SPA	NY
58710	COLONIE	NY
58711	DELMAR	NY

11

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

58712	ELLENVILLE	NY
58713	FT. EDWARD	NY
58714	FT. PLAIN	NY
58715	GLENS FALLS	NY
58716	GLOVERSVILLE	NY
58718	HALFMOON	NY
58719	GREEN ISLAND	NY
58720	HANCOCK	NY
58721	HYDE PARK	NY
58722	LATHAM	NY
58723	BALLSTON SPA	NY
58724	MELROSE	NY
58725	MILLERTON	NY
58726	NEW WINDSOR	NY
58727	NISKAYUNA	NY
58730	PLEASANT VALLEY	NY
58731	POUGHKEEPSIE	NY
58733	QUEENSBURY	NY
58735	ROTTERDAM	NY
58737	GUILDERLAND	NY
58739	S. GLENS FALLS	NY
58740	TROY	NY
58741	WARRENSBURG	NY
58743	HUDSON FALLS	NY
58744	MECHANICVILLE	NY
58745	ALBANY	NY
58750	MECHANICVILLE	NY
58751	NEWBURGH	NY
58753	KINGSTON	NY
58754	RENSSELAER	NY
58759	RHINEBECK	NY
58760	PORT EWEN	NY
58761	CATSKILL	NY
58762	CATSKILL	NY
58764	CATSKILL	NY
58766	HUDSON	NY
58768	SAUGERTIES	NY
58769	FREEHOLD	NY
58770	COXSACKIE	NY
58771	GREENVILLE	NY
58772	QUARRYVILLE	NY
58774	MONSEY	NY
58776	KINGSTON	NY
58780	RENSSELAER	NY
58785	MENANDS	NY
58786	HOUSICK FALLS	NY
58788	BREWSTER	NY
58790	BARDONIA	NY
58793	VALATIE	NY
58794	CAIRO	NY

12

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

58796	VISTA	NY
58797	LEEDS	NY
58798	POUGHKEEPSIE	NY
58802	PINE BUSH	NY
58804	COPAKE	NY
58806	RED HOOK	NY
58808	W. TAGHKANIC	NY
58812	RAVENA	NY
58822	CROTON FALLS	NY
67101	BANGOR	PA
67215	PHILADELPHIA	PA
67227	ALLENTOWN	PA
67243	BRYN MAWR	PA
67244	CONSHOHOCKEN	PA
67249	PHILADELPHIA	PA
67253	HUNTINGDON VALLEY	PA
67254	FEASTERVILLE	PA
67255	PHILADELPHIA	PA
67258	PHILADELPHIA	PA
67265	PHILADELPHIA	PA
67266	PHILADELPHIA	PA
67269	HATBORO	PA
67271	HAVERTOWN	PA
67272	MEDIA	PA
67274	PHILADELPHIA	PA
67275	MILMONT PARK	PA
67276	PHILADELPHIA	PA
67278	ALDAN	PA
67282	BRISTOL	PA
67288	TREVOSE	PA
67298	HAVERTOWN	PA
67299	ABINGTON	PA
67301	HATBORO	PA
67367	CLIFTON HIGHTS	PA
67381	ALDAN	PA
67396	MEDIA	PA
67398	ROSLYN	PA
67401	CLIFTON HIGHTS	PA
67402	PHILADELPHIA	PA
67405	MORRISVILLE	PA
67409	PHILADELPHIA	PA
67415	PHOENIXVILLE	PA
67416	LEVITTOWN	PA
67418	LANGHORNE	PA
67419	POTTSTOWN	PA
67422	BOYERTOWN	PA
67423	QUAKERTOWN	PA
67425	SOUDERTON	PA
67426	LANSDALE	PA
67431	FURLONG	PA

13

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

67432	COOPERSBURG	PA
67433	DOYLESTOWN	PA
67434	RICHBORO	PA
67435	PENNDEL	PA
67436	WEST CHESTER	PA
67437	NORRISTOWN	PA
67531	TRAPPE	PA
67580	GETTYSBURG	PA
67598	LINWOOD	PA
67599	ELIZABETHTOWN	PA
67601	NORTH HILLS	PA
67602	NEWTOWN SQUARE	PA
67604	ALLENTOWN	PA
67607	PHILADELPHIA	PA
67610	PHILADELPHIA	PA
67615	PHILADELPHIA	PA
67617	PALMER TOWNSHIP	PA
67623	FARIFIELD	PA
67624	NEW OXFORD	PA
67626	LITTLESTOWN	PA
67627	HANOVER	PA
67635	YORK	PA
67636	DOVER	PA
67638	GLEN ROCK	PA
67639	CARLISLE	PA
67640	CARLISLE	PA
67641	BOILING SPRINGS	PA
67647	HANOVER	PA
67649	BIGLERVILLE	PA
67650	NEW OXFORD	PA
67654	HARRISBURG	PA
68002	MIDDLETOWN	RI
68007	PROVIDENCE	RI
68120	EAST PROVIDENCE	RI
68611	PAWTUCKET	RI
68619	CRANSTON	RI
68622	PAWTUCKET	RI
68623	BARRINGTON	RI
68629	WARWICK	RI
68642	PORTSMOUTH	RI
69004	EPHRATA	PA
69005	DAUPHIN	PA
69010	YORK	PA
69012	GETTYSBURG	PA
69016	POTTSVILLE	PA
69019	POTTSVILLE	PA
69406	ALLENTOWN	PA
69407	LANCASTER	PA
69408	BETHLEHEM	PA
69409	EASTON	PA

14

INVESTMENT-ENVIRONMENTAL

LOCATION

#	CITY	STATE

69415	BETHLEHEM	PA
69416	LANCASTER	PA
69417	SCHAEFFERSTOWN	PA
69419	HAMBURG	PA
69420	READING	PA
69421	MILLERSVILLE	PA
69422	MANHEIM	PA
69424	MOUNTVILLE	PA
69425	EBENEZER	PA
69426	BETHLEHEM	PA
69428	INTERCOURSE	PA
69430	REINHOLDS	PA
69431	BOYERTOWN	PA
69436	WEST GROVE	PA
69439	OXFORD	PA
69440	POTTSTOWN	PA
69443	EPHRATA	PA
69444	READING	PA
69445	ROBESONIA	PA
69449	YORK	PA
69466	KENHORST	PA
69472	LEOLA	PA
69476	SHREWSBURY	PA
69483	RED LION	PA
69484	READING	PA
69485	ROTHSVILLE	PA
69495	HARRISBURG	PA
69497	ADAMSTOWN	PA
69503	LANCASTER	PA
69504	NEW HOLLAND	PA
69505	CHRISTIANA	PA
69507	LANCASTER	PA
69672	READING	PA
69673	WYOMISSING HILLS	PA
69676	ST.CLAIR	PA
69680	REIFFTON	PA
69681	W. READING	PA
69682	ARENDTSVILLE	PA
69683	MOHNTON	PA
69684	ST.THOMAS	PA
69685	CARLISLE	PA
69688	BONNEAUVILLE	PA
69690	MCCONNELLBURG	PA
76112	BENNINGTON	VT
694	sites

15

SCHEDULE 1.01(b)
Upgrades

NON-INVEST-CAPITAL

LOCATION

#	CITY	STATE

96904	MIDDLETOWN	RI
97192	EDDINGTON	PA
98175	LYNBROOK	NY
98326	BRONXVILLE	NY
4	sites

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

6	BROOKLYN	NY
7	JAMAICA	NY
8	REGO PARK	NY
20	BRONX	NY
22	CORONA	NY
24	BRONX	NY
61	MIDDLE ISLAND	NY
74	WHITE PLAINS	NY
79	HARTSDALE	NY
82	OSSINING	NY
91	ELMSFORD	NY
102	PEEKSKILL	NY
104	LARCHMONT	NY
111	BRONX	NY
115	BRONX	NY
117	MAMARONECK	NY
121	YONKERS	NY
126	BROOKLYN	NY
128	BROOKLYN	NY
138	YONKERS	NY
146	MAHOPAC	NY
157	POUGHKEEPSIE	NY
160	MARLBORO	NY
163	LAKE KATRINE	NY
174	STONY POINT	NY
177	HIGHLAND	NY
178	KINGSTON	NY
181	HOWARD BEACH	NY
186	BRONX	NY
195	S. ISLAND	NY
200	S. ISLAND	NY
223	BROOKLYN	NY
229	BROOKLYN	NY
234	S. ISLAND	NY
235	S. ISLAND	NY
240	SPRINGFIELD GDNS.	NY
252	MT. VERNON	NY
264	BRONX	NY
266	BRONX	NY
270	BRONX	NY
272	BRONX	NY
275	BRONX	NY
276	BRONX	NY
277	BRONX	NY
278	YONKERS	NY
301	N. TARRYTOWN	NY
307	BREWSTER	NY
312	FLUSHING	NY
323	BRONX	NY
324	S. ISLAND	NY

1

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

341	NEW YORK	NY
342	GLENDALE	NY
343	OZONE PARK	NY
344	LIC	NY
350	SPRING VALLEY	NY
361	ASTORIA	NY
362	S. ISLAND	NY
396	S. ISLAND	NY
411	BROOKLYN	NY
421	BROOKLYN	NY
544	WHITE PLAINS	NY
545	SAUGERTIES	NY
546	WOODSIDE	NY
547	OZONE PARK	NY
561	S. ISLAND	NY
564	BROOKLYN	NY
568	LIC	NY
570	WHITE PLAINS	NY
572	HAWTHORNE	NY
573	PLEASANTVILLE	NY
576	YONKERS	NY
577	YONKERS	NY
578	RYE	NY
579	OSSINING	NY
587	FRANKLIN	CT
617	AGAWAM	MA
618	FEEDING HILLS	MA
619	AGAWAM	MA
624	GRANBY	MA
625	G. BARRINGTON	MA
626	HADLEY	MA
627	LANESBORO	MA
628	MONSON	MA
629	NORTH ADAMS	MA
630	NORTH ADAMS	MA
631	PALMER	MA
632	PITTSFIELD	MA
633	PITTSFIELD	MA
637	SPRINGFIELD	MA
638	SPRINGFIELD	MA
640	SPRINGFIELD	MA
641	SPRINGFIELD	MA
643	WESTFIELD	MA
647	OSSINING	NY
649	BROOKLYN	NY
685	DOBBS FERRY	NY
709	BROOKLYN	NY
6130	NEW HAVEN	CT
6744	NORWALK	CT
6765	STAMFORD	CT

2

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

6772	COS COB	CT
6822	MANCHESTER	CT
6853	ENFIELD	CT
8605	NEW CASTLE	DE
8608	WILMINGTON	DE
8635	NEW CASTLE	DE
8637	ST. GEORGES	DE
8641	WILMINGTON	DE
8644	WILMINGTON	DE
8645	CLAYMONT	DE
8659	NEWARK	DE
8667	NEWARK	DE
8671	WILMINGTON	DE
28032	PORTLAND	ME
28215	WESTBROOK	ME
29721	ROCKDALE	MD
29763	RANDALSTOWN	MD
29812	ABERDEEN	MD
30161	MILFORD	MA
30312	AGAWAM	MA
30315	S. WEYMOUTH	MA
30317	WEST ROXBURY	MA
30324	MAYNARD	MA
30327	STOUGHTON	MA
30331	ARLINGTON	MA
30339	BELMONT	MA
30351	ROCKLAND	MA
30352	WATERTOWN	MA
30355	READING	MA
30361	DORCHESTER	MA
30363	WEYMOUTH	MA
30392	ASHLAND	MA
30393	WOBURN	MA
30404	BELMONT	MA
30412	PITTSFIELD	MA
30429	N. ATTLEBORO	MA
30436	WORCESTER	MA
30439	TAUNTON	MA
30445	FALL RIVER	MA
30457	WORCESTER	MA
30458	WEBSTER	MA
30466	CLINTON	MA
30468	FOXBORO	MA
30471	WORCESTER	MA
30472	CLINTON	MA
30515	BOSTON	MA
30521	NEWTON	MA
30524	FALMOUTH	MA
30537	SOMERSET	MA
30545	METHUEN	MA

3

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

30546	ROCKLAND	MA
30548	WILLIAMSTOWN	MA
30551	FAIRHAVEN	MA
30557	TAUNTON	MA
30558	SEEKONK	MA
30559	WALPOLE	MA
30561	N. ANDOVER	MA
30562	WESTFORD	MA
30600	LOWELL	MA
30601	FRAMINGHAM	MA
30603	METHUEN	MA
30604	AMESBURY	MA
30605	GEORGETOWN	MA
30606	IPSWICH	MA
30607	SALISBURY	MA
30609	BEVERLY	MA
30610	BILLERICA	MA
30612	CHATHAM	MA
30615	HARWICH	MA
30616	IPSWICH	MA
30618	LOWELL	MA
30619	METHUEN	MA
30621	NEWBURYPORT	MA
30623	ORLEANS	MA
30624	PEABODY	MA
30625	QUINCY	MA
30626	REVERE	MA
30627	SALEM	MA
30629	TEWKSBURY	MA
30630	TWIN MILL	MA
30631	FALMOUTH	MA
30633	WESTFORD	MA
30636	BRIDGEWATER	MA
30644	CANTON	MA
30646	STOUGHTON	MA
30647	MEDFORD	MA
30648	DORCHESTER	MA
30649	STOUGHTON	MA
30651	WORCESTER	MA
30653	BARRE	MA
30654	WORCESTER	MA
30655	BROCKTON	MA
30656	MILLBURY	MA
30658	WORCESTER	MA
30660	DUDLEY	MA
30662	FRANKLIN	MA
30663	WORCESTER	MA
30665	LEOMINSTER	MA
30666	WORCESTER	MA
30668	WORCESTER	MA

4

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

30669	NORTHBOROUGH	MA
30670	POCASSET	MA
30671	CLINTON	MA
30672	W. BOYLSTON	MA
30674	SOUTHBRIDGE	MA
30675	WORCESTER	MA
30676	S. YARMOUTH	MA
30677	STERLING	MA
30678	SUTTON	MA
30679	WORCESTER	MA
30680	FRAMINGHAM	MA
30682	WAREHAM	MA
30683	WESTBOROUGH	MA
30684	HARWICHPORT	MA
30685	WORCESTER	MA
30686	WORCESTER	MA
30687	FITCHBURG	MA
30688	WORCESTER	MA
30689	CHERRY VALLEY	MA
30690	FRAMINGHAM	MA
30692	SOUTHBRIDGE	MA
30693	OXFORD	MA
30696	FITCHBURG	MA
30697	WORCESTER	MA
30698	ORANGE	MA
30702	MILFORD	MA
30704	UXBRIDGE	MA
30709	WORCESTER	MA
30710	WORCESTER	MA
30711	AUBURN	MA
30712	WALTHAM	MA
30713	LOWELL	MA
55237	SALEM	NH
55238	LONDONBERRY	NH
55244	MERRINACK	NH
55245	NASHUA	NH
55247	PEMBROKE	NH
55249	ROCHESTER	NH
55251	SALEM	NH
55254	EXETER	NH
55257	EPPING	NH
55258	EPSOM	NH
55259	EXETER	NH
55261	MILFORD	NH
55265	PORTSMOUTH	NH
55274	PELHAM	NH
56161	LITTLE FERRY	NJ
56230	NEWARK	NJ
58007	GLENDALE	NY
58012	BELLAIRE	NY

5

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

58014	BRONX	NY
58015	BROOKLYN	NY
58018	BAYSIDE	NY
58049	YONKERS	NY
58053	BROOKLYN	NY
58071	ST. ALBANS	NY
58077	BROOKLYN	NY
58079	BROOKLYN	NY
58085	BAYSIDE	NY
58108	WHITE PLAINS	NY
58111	SCARSDALE	NY
58114	NEW ROCHELLE	NY
58119	BROOKLYN	NY
58121	NEW ROCHELLE	NY
58154	BRONX	NY
58173	GLENVILLE	NY
58205	NEW YORK	NY
58218	ALBANY	NY
58220	LONG ISLAND CITY	NY
58254	ALBANY	NY
58260	RENSSELAER	NY
58315	ROTTERDAM	NY
58329	OSSINING	NY
58347	ELLENVILLE	NY
58367	CHATHAM	NY
58409	NEW YORK	NY
58415	BROOKLYN	NY
58441	STATEN ISLAND	NY
58443	STATEN ISLAND	NY
58505	BRONX	NY
58513	BRONX	NY
58514	NEW YORK	NY
58526	OZONE PARK	NY
58542	NEW YORK	NY
58547	ASTORIA	NY
58557	E. ELMHURST	NY
58567	GUILDERLAND CTR.	NY
58582	TROY	NY
58584	BROOKLYN	NY
58585	ARVERNE	NY
58587	REGO PARK	NY
58592	NEW YORK	NY
58596	MIDDLETOWN	NY
58605	HOWARD BEACH	NY
58703	SCHENECTADY	NY
58704	BALLSTON SPA	NY
58705	BALLSTON SPA	NY
58710	COLONIE	NY
58711	DELMAR	NY
58712	ELLENVILLE	NY

6

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

58714	FT. PLAIN	NY
58715	GLENS FALLS	NY
58716	GLOVERSVILLE	NY
58718	CLIFTON PARK	NY
58719	GREEN ISLAND	NY
58720	HANCOCK	NY
58721	HYDE PARK	NY
58722	LATHAM	NY
58723	BALLSTON SPA	NY
58724	MELROSE	NY
58725	MILLERTON	NY
58726	NEW WINDSOR	NY
58727	NISKAYUNA	NY
58730	PLEASANT VLLY	NY
58731	POUGHKEEPSIE	NY
58733	QUEENSBURY	NY
58735	ROTTERDAM	NY
58737	SCHNECTADY	NY
58739	S. GLENS FALLS	NY
58740	TROY	NY
58741	WARRENSBURG	NY
58743	HUDSON FALLS	NY
58744	MECHANICVILLE	NY
58750	MECHANICVILLE	NY
58751	NEWBURGH	NY
58753	KINGSTON	NY
58754	RENSSELAER	NY
58760	PORT EWEN	NY
58761	CATSKILL	NY
58762	CATSKILL	NY
58766	HUDSON	NY
58768	SAUGERTIES	NY
58769	FREEHOLD	NY
58771	GREENVILLE	NY
58772	QUARRYVILLE	NY
58780	RENSSELAER	NY
58785	MENANDS	NY
58786	HOOSICK FALLS	NY
58793	VALATIE	NY
58797	LEEDS	NY
58802	PINE BUSH	NY
58804	COPAKE	NY
58806	RED HOOK	NY
58808	W. TAGHKANIC	NY
58809	MIDDLE ISLAND	NY
58812	RAVENA	NY
58822	CROTON FALLS	NY
67101	BANGOR	PA
67215	PHILADELPHIA	PA
67227	ALLENTOWN	PA

7

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

67249	PHILADELPHIA	PA
67261	PHILADELPHIA	PA
67265	PHILADELPHIA	PA
67266	PHILADELPHIA	PA
67276	PHILADELPHIA	PA
67299	ABINGTON	PA
67398	ROSLYN	PA
67402	PHILADELPHIA	PA
67409	PHILADELPHIA	PA
67416	LEVITTOWN	PA
67423	QUAKERTOWN	PA
67425	SOUDERTON	PA
67432	COOPERSBURG	PA
67531	TRAPPE	PA
67580	GETTYSBURG	PA
67596	PARADISE	PA
67597	PHILADELPHIA	PA
67599	ELIZABETHTOWN	PA
67604	ALLENTOWN	PA
67610	PHILADELPHIA	PA
67616	PHILADELPHIA	PA
67624	NEW OXFORD	PA
67626	LITTLESTOWN	PA
67627	HANOVER	PA
67632	LONGSTOWN	PA
67633	YORK	PA
67636	DOVER	PA
67638	GLEN ROCK	PA
67639	CARLISLE	PA
67641	BOILING SPGS.	PA
67654	HARRISBURG	PA
68007	PROVIDENCE	RI
68120	E. PROVIDENCE	RI
68646	WAKEFIELD	RI
69002	READING	PA
69004	EPHRATA	PA
69005	DAUPHIN	PA
69006	DOUGLASVILLE	PA
69010	YORK	PA
69012	GETTYSBURG	PA
69016	POTTSVILLE	PA
69019	POTTSVILLE	PA
69406	ALLENTOWN	PA
69408	BETHLEHEM	PA
69409	WASTON	PA
69415	BETHLEHEM	PA
69416	LANCASTER	PA
69417	SCAFFERSTOW	PA
69419	HAMBURG	PA
69420	READING	PA

8

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

69421	MILLERSVILLE	PA
69422	MANHEIN	PA
69425	EBENEZER	PA
69426	BETHELEM	PA
69428	INTERCOURSE	PA
69430	REINHOLDS	PA
69431	BOYERTOWN	PA
69439	OXFORD	PA
69440	POTTSTOWN	PA
69443	EPHRATA	PA
69444	READING	PA
69445	ROBERSONIA	PA
69449	YORK	PA
69466	KENHORST	PA
69472	LEOLA	PA
69476	SHREWSBURY	PA
69483	RED LION	PA
69484	READING	PA
69493	HANOVER	PA
69495	HARRISBURG	PA
69497	ADAMSTOWN	PA
69503	LANCASTER	PA
69504	NEW HOLLAND	PA
69505	CHRISTIANA	PA
69507	LANCASTER	PA
69673	WYOMISSING HILLS	PA
69676	ST. CLAIR	PA
69681	W. READING	PA
69682	ARDENTSVILLE	PA
69683	HOHNTON	PA
69684	ST. THOMAS	PA
69685	CARLISLE	PA
69688	BONNEAUVILLE	PA
69690	MCCONNELLSBURG	PA
71002	ROCKY MOUNT	VA
71004	BLACKSBURG	VA
71009	VINTON	VA
71010	ROANOKE	VA
71011	RIDGEWAY	VA
71028	FIEDALE	VA
71030	MARTISNSILLE	VA
71031	ROANOKE	VA
71033	ROANOKE	VA
71054	RICH CREEK	VA
71055	DANVILLE	VA
71090	ROANOKE	VA
71108	ROANOKE	VA
71109	ROANOKE	VA
71110	SALEM	VA
71112	STANLEYTOWN	VA

9

INVESTMENT-CAPITAL

LOCATION

#	CITY	STATE

71113	MARTINSVILLE	VA
71120	ROANOKE	VA
71173	RICHMOND	VA
71177	DALEVILLE	VA
71178	BRISTOL	VA
71213	MARTINSVILLE	VA
71215	CHESAPEAKE	VA
71216	VIRGINIA BCH	VA
71218	VIRGINIA BCH	VA
71220	HAMPTON	VA
71222	PORTSMOUTH	VA
71250	NEWPORT NEWS	VA
71251	VIRGINIA BCH	VA
71252	VIRGINIA BCH	VA
71255	VIRGINIA BCH	VA
71257	VIRGINIA BCH	VA
71262	HAMPTON	VA
71264	STERLING PARK	VA
71270	PORTSMOUTH	VA
71288	CHRISTIANASBR	VA
71293	VIRGINIA BCH	VA
71294	MAHASSAS PK	VA
76112	BENNINGTON	VT
473	sites

10

SCHEDULE 1.01(c)
Marketing Equipment

Net Book Value of Marketing Assets to be Transferred by Getty Petroleum Corp.
to Getty Petroleum Marketing Inc. By Location
as of January 31, 1997

Location	Address	Net Book Value

[Computer-generated report to be issued after the close of the books for January 1997]

1

SCHEDULE 1.01(d)
Shared Policies

[will be supplied upon request]

Schedule 2.06

Conveyance and Assumption Instruments

[See attached]

BILL OF SALE

          This is a Bill of Sale from Aero Oil Company, a Pennsylvania corporation (the “Assignor”), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, to Getty Petroleum Marketing Inc., a Maryland corporation (the “Assignee”), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, pursuant to the Reorganization and Distribution Agreement, dated as of January 31, 1997 (the “Agreement”), between the Assignor’s sole shareholder and Assignee. Capitalized terms used herein, unless otherwise defined, have the meaning given them in the Agreement.

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, convey, deliver and contribute to Assignee, its successors and assigns, to have and to hold forever, all of its rights, title and interest in and to all of its tangible personal property, of every kind and description, that, as determined on a basis consistent with that used in the determination of the assets included on the Marketing Balance Sheet, relate to the Marketing Business (the “Marketing Assets”), including but not limited to the equipment described on Exhibit A attached hereto, subject to all mortgages, pledges, liens, leases, charges, encumbrances and adverse claims of any kind and character, except that Assignee shall be entitled to the benefits of the representations, warranties, and indemnities set forth in the Agreement with respect to such Marketing Assets.

          From and after the Distribution Date, upon request of Assignee, Assignor shall duly execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Assignee and protect its rights, title and interest in enjoyment of all the Marketing Assets of the Assignor and as may be appropriate or otherwise to carry out the transactions contemplated by the Agreement and this Bill of Sale.

          IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed and delivered this Bill of Sale as of this ___ day of January, 1997.

AERO OIL COMPANY
Attest:

By:

Title:

ACCEPTED:

GETTY PETROLEUM MARKETING INC.
Attest:

By:
Title:

ASSIGNMENT AND ASSUMPTION AGREEMENT

          ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January __, 1997, between Aero Oil Company, a Pennsylvania corporation (the “Assignor”), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753, and Getty Petroleum Marketing Inc., a Maryland corporation (the “Assignee”), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753.

WITNESSETH:

          WHEREAS, Assignee and the sole shareholder of Assignor have entered into a Reorganization and Distribution Agreement dated as of January 31, 1997 (the “Agreement”), providing, among other things, for transfer by Assignor to Assignee of the Marketing Assets (as such term is defined in the Agreement) of Assignor, including but not limited to certain intangible personal property of Assignor;

          WHEREAS, this Assignment and Assumption Agreement is being delivered immediately prior to and is a condition precedent to the closing of the distribution contemplated in the Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

          2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, subject to the terms and conditions contained in the Agreement, on and as of the date hereof, and Assignee hereby accepts and assumes, all of Assignor’s obligations, right, title and interest in, to and under all intangible personal property that Assignor owns or in which it has rights and that, as determined on a basis consistent with that used in the determination of assets included on the Marketing Balance Sheet, relate to the Marketing Business, including but not limited to accounts receivable, choses in action, rights to payment or performance, rights and obligations arising under or in connection with chattel paper, documents, instruments, deposit accounts, money, licenses and permits (to the extent assignable under applicable law), trademarks, copyrights, trade names, patents, claims for refunds of deposits or prepaid expenses, puts, options, investment property, contracts and contract rights, leases and leasehold interests, with all rights, powers, privileges and obligations of Seller thereunder, excepting therefrom only Retained Assets.

          3. Assumption of Liabilities. Assignee hereby assumes and agrees timely and diligently fully to satisfy, perform, pay and discharge all Liabilities of Assignor relating to the assets conveyed hereunder except Retained Liabilities.

          4. Miscellaneous. This Assignment and Assumption Agreement shall inure to the benefit of, and be enforceable against, each of the Assignor, the Assignee and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties have duly executed and delivered this Assignment and Assumption Agreement on the date first above written.

Attest:	AERO OIL COMPANY

By:

Title:

Attest:	GETTY PETROLEUM MARKETING INC.

By:
Title:

2

BILL OF SALE

          This is a Bill of Sale from Getty Petroleum Corp., a Delaware corporation (the “Assignor”), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, to Getty Petroleum Marketing Inc., a Maryland corporation (the “Assignee”), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, pursuant to the Reorganization and Distribution Agreement, dated as of January 31, 1997 (the “Agreement”), between the Assignor and Assignee. Capitalized terms used herein, unless otherwise defined, have the meaning given them in the Agreement.

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, convey, deliver and contribute to Assignee, its successors and assigns, to have and to hold forever, all of its rights, title and interest in and to all of its tangible personal property, of every kind and description, that, as determined on a basis consistent with that used in the determination of the assets included on the Marketing Balance Sheet, relate to the Marketing Business (the “Marketing Assets”), including but not limited to the Marketing Books and the records and the equipment described on Exhibit A attached hereto, subject to all mortgages, pledges, liens, leases, charges, encumbrances and adverse claims of any kind and character, except that Assignee shall be entitled to the benefits of the representations, warranties, and indemnities set forth in the Agreement with respect to such Marketing Assets.

          From and after the Distribution Date, upon request of Assignee, Assignor shall duly execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Assignee and protect its rights, title and interest in enjoyment of all the Marketing Assets of the Assignor and as may be appropriate or otherwise to carry out the transactions contemplated by the Agreement and this Bill of Sale.

          IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed and delivered this Bill of Sale as of this ___ day of January, 1997.

GETTY PETROLEUM CORP.
Attest:

By:

Title:

ACCEPTED:

GETTY PETROLEUM MARKETING INC.
Attest:

By:
Title:

ASSIGNMENT AND ASSUMPTION AGREEMENT

          ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January __, 1997, between Getty Petroleum Corp., a Delaware corporation (the “Assignor”), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753, and Getty Petroleum Marketing Inc., a Maryland corporation (the “Assignee”), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753.

WITNESSETH:

          WHEREAS, Assignor and Assignee have entered into a Reorganization and Distribution Agreement dated as of January 31, 1997 (the “Agreement”), providing, among other things, for transfer by Assignor to Assignee of the Marketing Assets (as such term is defined in the Agreement) of Assignor, including but not limited to all intangible personal property of Assignor;

          WHEREAS, this Assignment and Assumption Agreement is being delivered immediately prior to and is a condition precedent to the closing contemplated in the Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

          2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, subject to the terms and conditions contained in the Agreement, on and as of the date hereof, and Assignee hereby accepts and assumes, all of Assignor’s obligations, right, title and interest in, to and under all intangible personal property that Assignor owns or in which it has rights and that, as determined on a basis consistent with that used in the determination of assets included on the Marketing Balance Sheet, relate to the Marketing Business, including but not limited to the Marketing Security Deposits, accounts receivable, choses in action, rights to payment or performance, rights and obligations arising under or in connection with chattel paper, documents, instruments, deposit accounts, money, licenses and permits (to the extent assignable under applicable law), trademarks, copyrights, trade names, patents, claims for refunds of deposits or prepaid expenses, puts, options, investment property, contracts and contract rights, leases and leasehold interests, with all rights, powers, privileges and obligations of Seller thereunder, excepting therefrom only Retained Assets.

          3. Assumption of Liabilities. Assignee hereby assumes and agrees timely and diligently fully to satisfy, perform, pay and discharge all Liabilities of Assignor except Retained Liabilities.

          4. Miscellaneous. This Assignment and Assumption Agreement shall inure to the benefit of, and be enforceable against, each of the Assignor, the Assignee and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties have duly executed and delivered this Assignment and Assumption Agreement on the date first above written.

Attest:	GETTY PETROLEUM CORP.

By:

Title:

Attest:	GETTY PETROLEUM MARKETING INC.

By:
Title:

2

BILL OF SALE

          This is a Bill of Sale from Aero Oil Company, a Pennsylvania corporation (the “Assignor”), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, to Getty Terminals Corp., a New York corporation (the “Assignee”), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, pursuant to the Reorganization and Distribution Agreement, dated as of January 31, 1997 (the “Agreement”), between the Assignor’s sole shareholder and Assignee. Capitalized terms used herein, unless otherwise defined, have the meaning given them in the Agreement.

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, convey, deliver and contribute to Assignee, its successors and assigns, to have and to hold forever, all of its rights, title and interest in and to all of its tangible personal property, of every kind and description, located at the facility known as the Highspire Terminal (the “Highspire Assets”), subject to all mortgages, pledges, liens, leases, charges, encumbrances and adverse claims of any kind and character, except that Assignee shall be entitled to the benefits of the representations, warranties, and indemnities set forth in the Agreement with respect to such Highspire Assets.

          From and after the Distribution Date, upon request of Assignee, Assignor shall duly execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Assignee and protect its rights, title and interest in enjoyment of all the Highspire Assets of the Assignor and as may be appropriate or otherwise to carry out the transactions contemplated by the Agreement and this Bill of Sale.

          IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed and delivered this Bill of Sale as of this ___ day of January, 1997.

AERO OIL COMPANY
Attest:

By:

Title:

ACCEPTED:

GETTY TERMINALS CORP.
Attest:

By:
Title:

ASSIGNMENT AND ASSUMPTION AGREEMENT

          ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January __, 1997, between Aero Oil Company, a Pennsylvania corporation (the “Assignor”), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753, and Getty Terminals Corp., a New York corporation (the “Assignee”), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753.

WITNESSETH:

          WHEREAS, the sole shareholder of each of Assignor and Assignee has entered into a Reorganization and Distribution Agreement dated as of January 31, 1997 (the “Agreement”), providing, among other things, for transfer by Assignor to Assignee of all intangible personal property of Assignor relating to the facility known as the Highspire Terminal (the “Highspire Terminal”);

          WHEREAS, this Assignment and Assumption Agreement is being delivered prior to and is a condition precedent to the closing of the distribution contemplated in the Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

          2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, subject to the terms and conditions contained in the Agreement, on and as of the date hereof, and Assignee hereby accepts and assumes, all of Assignor’s obligations, right, title and interest in, to and under all intangible personal property that Assignor owns or in which it has rights and that relate to the Highspire Terminal, including but not limited to accounts receivable, choses in action, rights to payment or performance, rights and obligations arising under or in connection with chattel paper, documents, instruments, deposit accounts, money, licenses and permits (to the extent assignable under applicable law), trademarks, copyrights, trade names, patents, claims for refunds of deposits or prepaid expenses, puts, options, investment property, contracts and contract rights, leases and leasehold interests, with all rights, powers, privileges and obligations of Assignor thereunder, excepting therefrom only Retained Assets.

          3. Assumption of Liabilities. Assignee hereby assumes and agrees timely and diligently fully to satisfy, perform, pay and discharge all Liabilities of Assignor relating to the assets conveyed hereunder except Retained Liabilities.

          4. Miscellaneous. This Assignment and Assumption Agreement shall inure to the benefit of, and be enforceable against, each of the Assignor, the Assignee and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties have duly executed and delivered this Assignment and Assumption Agreement on the date first above written.

Attest:	AERO OIL COMPANY

By:

Title:

Attest:	GETTY TERMINALS CORP.

By:
Title:

2

SCHEDULE 4.01
Consents

AGREEMENTS WHERE CONSENT TO ASSIGNMENT IS REQUIRED

	Agreement	Parties to Agreement	Date	Subject of Agreement	Other

1.	Advertising Agreement	NY Yankee Partnership & GPC	12/1/95	Advertising at Yankee Stadium

2.	Wright Express Corporation/ GPC Charge Card Agreement	Wright Express Corporation & GPC	10/14/86	Co-branded fleet fueling card and credit card program

3.	Transnet, Inc. Transaction Processing Services Agr’t	Transnet, Inc. & GPC	03/31/93	Processing transaction data from credit card, debit, & check payments

4.	VeriFone Finance Equipment Leasing Agreement	VeriFone Finance & GPC	03/25/94	Lease of Omni 395 265K terminals, P250 printers & Pin Pad 101’s	Lease #3823

5.	VeriFone Finance Equipment Leasing Agreement	VeriFone Finance & GPC	09/10/93	Lease of Omni 395 265K terminals, P250 printers & Pin Pad 101’s	Lease #2145

6.	Midlantic Bank, National Association Merchant Agr’t	Midlantic Bank, National Association & GPC	11/17/94	Getty’s participation in network to settle eft fund transfers

7.	Fuel Marketing Agreement	International Automated Energy Systems, Inc. & GPC	05/31/95	Getty’s participation in national network of fleet vehicle fueling facilities; IAES fleet cards

8.	Agreement	Interlink Network, Inc. & GPC	09/27/95	Getty’s acceptance of Interlink brand debit cards at Getty locations

9.	Lease	York & Aero Oil	11/29/93	Lease of four Mack Tractors (MD)	Assign from Aero Oil to PT Petro

10.	Lease	GECC & Aero Oil	10/21/94	Lease of two Heil Tank Trailers (PA)	Assign from Aero Oil to PT Petro

11.	Lease	GECC & Aero Oil	11/23/94	Lease of three Heil Tank Trailers (PA)	Assign from Aero Oil to PT Petro

12.	Lease	GECC & Aero Oil	12/21/94	Lease of three Mack tractors (PA)	Assign from Aero Oil to PT Petro

13.	Lease	GE Capital Fleet Services & Aero Oil	12/01/96	Lease on one Mack CH 613 Tractor (MD)	Assign from Aero Oil to PT Petro

14.	Lease of Computer Equipment	StorageTek & GPC	07/01/93	Lease of Tape Cartridge-Sys. 38	Notice of cancellation sent to Lessor

15.	Lease of Computer Equipment	Norwest(6) & GPC	12/31/94	Lease of DASD-AS 400

16.	Lease of Computer Equipment	Norwest(6) & GPC	04/01/96	Lease of DASD-AS 400

17.	Lease of Computer Equipment	Norwest(6) & GPC	12/96	Lease of CPU AS 400 IBM	New lease for 36 mos. signed 12/96

18.	Lease of Copier Machine	Xerox & GPC	05/94	Lease of Model 5100

19.	Lease of Copier Machine	Xerox & GPC	03/95	Lease of Model CS Pro 6000

20.	Lease	Verifone Finance & GPC	09/93	Lease of 650 POS Terminals

21.	Lease	Verifone Finance & GPC	10/93	Lease of 850 POS Terminals

22.	Lease	Verifone Finance & GPC	12/93	Lease of 200 POS Terminals

23.	Lease	Pitney Bowes & GPC	12/96	Lease of Mailing Machine, Powerstacker, Folder, Feeder, Inserter & Scale

24.	Merchant Services Agreement	Discover Card Services & GPC	05/15/89

25.	Agreement	Mastercard & GPC

26.	Agreement	Visa & GPC

27.	Agreement	NYCE & GPC

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